EXHIBIT 4(q)

PREPARED BY AND RETURN TO:
FIVE POINTS TITLE SERVICES CO., INC.
by Nancy Roche
999 Brickell Avenue, Suite 700
Miami, Florida 33131

ST. JOHNS COUNTY/SWAN
No.  100 (a)

               PARTIAL RELEASE OF MORTGAGE AND FINANCING STATEMENT
               ---------------------------------------------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, YASAWA HOLDING, N.V., a company organized under the laws of the Netherlands Antilles, is the owner and holder of the following described Mortgage and Financing Statement from THE DELTONA CORPORATION, a Delaware corporation, DLIC, INC., DELAINCO., INC., DELTONA LAND & INVESTMENT CORP., DELDADE INC. f/k/a Deltampa, Inc., DELTONA CONSTRUCTION COMPANY, INC., f/k/a Deltona's Mackle-Built Construction Company, Inc., and THREE SEASONS CORPORATION, all Florida corporations (collectively, "Mortgagor"):


1. That certain Mortgage and Security Agreement dated April 1, 1977, recorded in Official Records Book 337, at Page 551; and that certain Mortgage and Security Agreement dated April 1, 1977, recorded in Official Records Book 337, at Page 424, of the Public Records of St. Johns County, Florida; as such Mortgages were consolidated pursuant to that certain Mortgage Consolidation Agreement, dated December 17, 1981, (not recorded in St. Johns County), as heretofore or hereafter modified and amended (the "Mortgage").

2. Those certain Financing Statements (the "Financing Statement") recorded April 21, 1987 in Official Records Book 0742 at Page 0095, and Continuation thereof recorded March 20, 1992 in Official Records Book 0931 at Page 1156; and Financing Statement recorded August 3, 1992 in Official Records Book 0951, Page 1429, of the Public Records of St. Johns County, Florida;


     WHEREAS, the Mortgagor, as owner of the mortgage premises (the "Owner"), has requested the Mortgagee to release the premises hereinafter described, being part of the mortgaged premises, from the lien and operation of the above-described Mortgage and Financing Statement.


     NOW, THEREFORE, Mortgagee, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Owner at the time of execution hereof, the receipt of which is hereby acknowledged, does remise, release, quit-claim, exonerate and discharge from the lien and operation of the above-described Mortgage and Financing Statement the real property described as follows:

             SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF

     TO HAVE AND TO HOLD same, with appurtenances, to the Owner freed, exonerated and discharged of and from the lien of the foregoing Mortgage and Financing Statement, and every part hereof; provided always, nevertheless, that nothing herein contained shall in anywise impair, alter or diminish the effect, lien or encumbrance of the foregoing Mortgage and Financing Statement on the remaining part of the mortgaged premises not hereby released therefrom or any of the rights and remedies of the holder hereof.


                                                                          [Seal]

Signed, sealed and delivered
 in the presence of:                     YASAWA HOLDING, N.V.,
                                         company organized under the laws of
                                         the Netherlands Antilles
/s/ Sharon Hummerhielm
--------------------------
Witness Sharon Hummerhielm
                                         By:/s/ Rudy M. Gram
                                         ---------------------------------------
/s/ Nancy Roche                          RUDY M. GRAM, Attorney-In-Fact
--------------------------               49 Shores Boulevard,
Witness Nancy Roche                      St. Augustine, FL 32086


STATE OF FLORIDA
COUNTY OF DADE

     The foregoing instrument was acknowledged before me this 13th day of November, 1997, by RUDY M. GRAM, Attorney-In-Fact for YASAWA HOLDING, N.V., a company organized under the laws of the Netherlands Antilles, on behalf of the corporation. He is personally known to me.


                                          /s/ Nancy Roche
                                          -------------------------------------
                                          Notary Public

                                   EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

Those  certain  Lots and Blocks lying in and being a part of REPLAT OF A PORTION
OF ST. AUGUSTINE SHORES UNIT ONE, according to the plat thereof, as recorded in Plat Book 11, Pages 76 through 80, inclusive of the Public Records of St. Johns
County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  Ol                0035             0007              270135-0070

Those certain Lots and Blocks,  and Tracts,  lying in and being a part of REPLAT
OF ST. AUGUSTINE SHORES UNIT TWO, according to the plat thereof, as recorded in Plat Book 13, Pages 114 through 124, inclusive of the Public Records of St.
Johns County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  02                0149             0001              284149-0010
                  02                0149             0002              284149-0020
                  02                0149             0003              284149-0030
                  02                0149             0005              284149-0050
                  02                0149             0007              284149-0070
                  02                0149             0009              284149-0090
                  02                0149             0011              284149-0110
                  02                0149             0012              284149-0120
                  02                0149             0013              284149-0130
                  02                0149             0014              284149-0140
                  02                0149             0015              284149-0150
                  02                0149             0016              284149-0160
                  02                0151             0002              284151-0020
                  02                0152             0001              284152-0010
                  02                0152             0002              284152-0020
                  02                0152             0003              284152-0030
                  02                0152             0004              284152-0040
                  02                TRACT            "A"               272001-0000
                  02                TRACT            "B"               272001-0000
                  02                TRACT            "E"               272005-0000
                  02                TRACT            "A-D"             272001-0000
                  02                TRACT            "A-E"             272001-0000

                                   EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

TRACT "C-2", ST. AUGUSTINE SHORES UNIT FOUR:
TAX IDENTIFICATION NO. 284000-0001:

THAT PART OF: Tract "C", of ST. AUGUSTINE SHORES UNIT FOUR, according to the plat thereof, recorded in Plat Book 13, Pages 31 through 38 inclusive, of the Public Records of St. Johns County,

LESS AND EXCEPT' that certain portion conveyed by Corrective Warranty Deed dated.December 13, 1978, from The Deltona Corporation to St. Augustine Shores Area Volunteer Fire Department, Inc., recorded December 15, 1978 in Official Records Book 397, Pages 29 through31 inclusive, of the Public Records of St. Johns County, Florida;

RESERVING unto The Deltona Corporation, its successors or assigns, an easement for utilityp~urposes more particularly described as: The Southeasterly and the Northeasterly 15.00 feet of the property as measured perpendicularly to the Southeasterly and Northeasterly boundary thereof.

                                       AND

TRACT "14-A", ST. AUGUSTINE SHORES UNIT FOUR:
TAX IDENTIFICATION NO. 184370-0010:

THAT PART OF: SECTION 40 (J. Falaney Grant), TOWNSHIP B SOUTH, RANGE 30 EAST, St. Johns County, Florida, bounded by the following:

On the West by the Easterly plat limit of ST. AUGUSTINE SHORES UNIT SIX, according to the plat thereof, as recorded in Plat Book 14, Pages 40 through 46 inclusive, of the Public Records of St. Johns County, Florida, and; on the South by the Northerly boundary line of that certain parcel of land conveyed from The Deltona Corporation to St. Augustine Shores Service Corporation, Inc., by Warranty Deed dated October 2, 1989 and recorded in Official Records Book 834, Pages 507 through 509 inclusive, of the Public Records of St. Johns County, Florida, and; on the North by the Southerly plat limit of ST. AUGUSTINE SHORES UNIT FOUR, according to the plat thereof, as recorded in Plat Book 13, Pages 31 through 38 inclusive, of the Public Records of St. Johns County, Florida, and; on the East by the Mean High Water Line of the Matanzas River.

TOGETHER WITH/SUBJECT TO:

Those certain easements for ingress/egress contained in that certain Agreement for Mutual Easements dated October 4, 1989 and recorded in Official Records Book 834 at Pages 513 through 522 inclusive, of the Public Records of St. Johns County, Florida.

                                   EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

Those  certain  Tracts  lying in and being a part of ST.  AUGUSTINE  SHORES UNIT
FIVE, according to the plat thereof, as recorded in Plat Book 14, Pages 21 through 24, inclusive of the Public Records of St. Johns County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  05                TRACT            "J"               284153-0001

TRACT "H-2", ST. AUGUSTINE SHORES UNIT SIX:
TAX I. D. NUMBER 284168-000l:

THAT PART OF: Tract "H" of ST. AUGUSTINE SHORES UNIT SIX, according to the plat thereof as recorded in Plat Book 14, Pages 40 through 46, inclusive of the Public Records of St. Johns County, Florida, being more particularly described as follows:

COMMENCE at the Northwest corner of said Tract "H", said point also being on the Easterly Right-of-Way line of Shores Blvd. as shown on said plat of ST. AUGUSTINE SHORES UNIT SIX; thence run S00*39'00"E, along said Easterly Right-of-Way Line, for a distance of 266.51 feet to the POINT OF BEGINNING of the parcel of land hereinafter described; thence continue 500*39'00E, along said Right-of-Way Line for a distance of 84.61 feet to the point of curvature of a circular curve to the left having a radius of 950.00 feet; thence run Southerly, along the arc of said curve, through a central angle of 10*52'31", for a distance of 180.32 feet to the end of said curve; thence leaving said Right-of-Way Line, run N78028'29"E, radial to the last described curve, for a distance of 392.02 feet to a point on the Easterly boundary line of said Tract "H"; thence run N25*27'06"E, along said boundary line, for a distance of 17.43 feet; thence run N33*16'53"W for a distance of 185.00 feet; thence run N00*39'00"W for a distance of 18.45 feet; thence, leaving said Easterly boundary line, run S89*21'00"W, for a distance of 310.00 feet to the Point of Beginning.

Containing 1.90 acres, more or less.

                                       AND

                                   EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

Those certain Lots and Blocks lying in and being a part of ST.  AUGUSTINE SHORES
UNIT SIX, according to the plat thereof, as recorded in Plat Book 14, Pages 40 through 46, inclusive of the Public Records of St. Johns County, Florida, being more particularly described as follows:


         UNIT              BLOCK            LOT               TAX I.D. NUMBER
         ----              -----            ---               ---------------
         06                TRACT            "K"               284168-0001

Those  certain  Lots and Blocks,  and  Tracts,  lying in and being a part of ST.
AUGUSTINE SHORES UNIT SEVEN,  according to the plat thereof, as recorded in Plat
Book 22,  Pages 24 through  48,  inclusive  of the Public  Records of St.  Johns
County, Florida, being more particularly described as follows:

         UNIT              BLOCK            LOT               TAX I.D. NUMBER
         ----              -----            ---               ---------------
         07                0195             0002              284195-0020
         07                0195             0004              284195-0040
         07                0195             0005              284195-0050
         07                0195             0006              284195-0060
         07                0195             0007              284195-0070
         07                0195             0008              284195-0080
         07                0195             0009              284195-0090
         07                0195             0010              284195-0100
         07                0195             0011              284195-0110
         07                0195             0012              284195-0120
         07                0195             0013              284195-0130
         07                0195             0014              284195-0140
         07                0195             0015              284195-0150
         07                0195             0016              284195-0160
         07                0195             0017              284195-0170
         07                0195             0018              284195-0160
         07                0195             0019              284195-0190
         07                0195             0020              284195-0200

                                   EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT     BLOCK            LOT               TAX I.D. NUMBER
                  ----     -----            ---               ---------------
                  07       0195             0021              284195-0210
                  07       0195             0022              284195-0220
                  07       0195             0023              284195-0230
                  07       0196             0001              284196-0010
                  07       0196             0002              284196-0020
                  07       0196             0004              284196-0040
                  07       0196             0005              284196-0050
                  07       0196             0006              284196-0060
                  07       0196             0007              284196-0070
                  07       0196             0008              284196-0080
                  07       0196             0009              284196-0090
                  07       0196             0010              284196-0100
                  07       0196             0011              284196-0110
                  07       0196             0012              284196-0120
                  07       0196             0013              284196-0130
                  07       0196             0014              284196-0140
                  07       0196             0015              284196-0150
                  07       0196             0016              284196-0160
                  07       0196             0017              284196-0170
                  07       0196             0018              284196-0180
                  07       0196             0019              284196-0190
                  07       0197             0001              284197-0010
                  07       0197             0003              284197-0030
                  07       0197             0004              284197-0040
                  07       0197             0005              284197-0050
                  07       0197             0006              284197-0060
                  07       0197             0007              284197-0070
                  07       0197             0009              284197-0090
                  07       0197             0010              284197-0100
                  07       0197             0011              284197-0110
                  07       0197             0012              284197-0120
                  07       0197             0013              284197-0130
                  07       0197             0014              284197-0140
                  07       0197             0015              284197-0150
                  07       0197             0016              284197-0160
                  07       0197             0017              284197-0170
                  07       0197             0018              284197-0180
                  07       0197             0019              284197-0190
                  07       0197             0020              284197-0200
                  07       0197             0021              284197-0210
                  07       0197             0022              284197-0220
                  07       0197             0023              284197-0230
                  07       0197             0024              284197-0240
                  07       0197             0025              284197-0250
                  07       0197             0026              284197-0260
                  07       0197             0027              284197-0270

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0197             0028              284197-0280
                  07                0197             0029              284197-0290
                  07                0197             0030              284197-0300
                  07                0197             0031              284197-0310
                  07                0198             0001              284198-0010
                  07                0198             0002              284198-0020
                  07                0198             0003              284198-0030
                  07                0198             0004              284198-0040
                  07                0198             0005              284198-0050
                  07                0198             0006              284198-0060
                  07                0198             0008              284198-0080
                  07                0198             0009              284198-0090
                  07                0198             0011              284198-0110
                  07                0198             0012              284198-0120
                  07                0198             0013              284198-0130
                  07                0198             0014              284198-0140
                  07                0198             0015              284198-0150
                  07                0198             0016              284198-0160
                  07                0198             0017              284198-0170
                  07                0198             0018              284198-0180
                  07                0198             0019              284198-0190
                  07                0198             0020              284198-0200
                  07                0198             0021              284198-0210
                  07                0198             0022              284198-0220
                  07                0199             0001              284199-0010
                  07                0199             0003              284199-0030
                  07                0199             0004              284199-0040
                  07                0199             0005              284199-0050
                  07                0199             0006              284199-0060
                  07                0199             0007              284199-0070
                  07                0199             0008              284199-0080
                  07                0199             0009              284199-0090
                  07                0199             0010              284199-0100
                  07                0199             0011              284199-0110
                  07                0199             0012              284199-0120
                  07                0199             0013              284199-0130
                  07                0199             0014              284199-0140
                  07                0199             0015              284199-0150
                  07                0199             0016              284199-0160
                  07                0199             0018              284199-0180
                  07                0199             0019              284199-0190
                  07                0199             0020              284199-0200
                  07                0199             0022              284199-0220
                  07                0199             0024              284190-0240
                  07                0199             0026              284199-0260
                  07                0199             0030              284199-0300

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0200             0001              284200-0010
                  07                0200             0002              284200-0020
                  07                0200             0003              284200-0030
                  07                0200             0004              284200-0040
                  07                0200             0005              284200-0050
                  07                0200             0006              284200-0060
                  07                0200             0007              284200-0070
                  07                0200             0008              284200-0080
                  07                0200             0009              284200-0090
                  07                0200             0010              284200-0100
                  07                0200             0011              284200-0110
                  07                0200             0012              284200-0120
                  07                0200             0013              284200-0130
                  07                0200             0014              284200-0140
                  07                0200             0015              284200-0150
                  07                0200             0016              284200-0160
                  07                0200             0017              284200-0170
                  07                0200             0018              284200-0180
                  07                0200             0019              284200-0190
                  07                0200             0020              284200-0200
                  07                0200             0021              284200-0210
                  07                0200             0022              284200-0220
                  07                0200             0023              284200-0230
                  07                0200             0024              284200-0240
                  07                0200             0025              284200-0250
                  07                0200             0026              284200-0260
                  07                0200             0027              284200-0270
                  07                0200             0028              284200-0280
                  07                0200             0029              284200-0290
                  07                0200             0030              284200-0300
                  07                0200             0031              284200-0310
                  07                0201             0002              284201-0020
                  07                0201             0005              284201-0050
                  07                0201             0006              284201-0060
                  07                0201             0007              284201-0070
                  07                0201             0009              284201-0090
                  07                0201             0010              284201-0100
                  07                0201             0011              284201-0110
                  07                0201             0012              284201-0120
                  07                0201             0013              284201-0130
                  07                0201             0014              284201-0140
                  07                0201             0015              284201-0150
                  07                0201             0016              284201-0160
                  07                0201             0017              284201-0170
                  07                0201             0018              284201-0180
                  07                0201             0019              284201-0190

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0201             0020              284201-0200
                  07                0201             0021              284201-0210
                  07                0201             0022              284201-0220
                  07                0201             0023              284201-0230
                  07                0201             0024              284201-0240
                  07                0201             0025              284201-0250
                  07                0201             0026              284201-0260
                  07                0201             0027              284201-0270
                  07                0201             0028              284201-0280
                  07                0201             0029              284201-0290
                  07                0201             0030              284201-0300
                  07                0201             0031              284201-0310
                  07                0201             0032              284201-0320
                  07                0201             0033              284201-0330
                  07                0201             0034              284201-0340
                  07                0201             0035              284201-0350
                  07                0201             0036              284201-0360
                  07                0201             0037              284201-0370
                  07                0201             0038              284201-0380
                  07                0201             0039              284201-0390
                  07                0201             0040              284201-0400
                  07                0201             0041              284201-0410
                  07                0201             0042              284201-0420
                  07                0202             0001              284202-0010
                  07                0202             0002              284202-0020
                  07                0202             0003              284202-0030
                  07                0202             0004              284202-0040
                  07                0202             0005              284202-0050
                  07                0202             0006              284202-0060
                  07                0202             0007              284202-0070
                  07                0202             0008              284202-0080
                  07                0202             0009              284202-0090
                  07                0202             0010              284202-0100
                  07                0202             0011              284202-0110
                  07                0202             0012              284202-0120
                  07                0202             0013              284202-0130
                  07                0202             0014              284202-0140
                  07                0202             0015              284202-0150
                  07                0202             0016              284202-0160
                  07                0203             0001              284203-0010
                  07                0203             0002              284203-0020
                  07                0203             0003              284203-0030
                  07                0203             0004              284203-0040
                  07                0203             0005              284203-0050
                  07                0203             0006              284203-0060
                  07                0203             0007              284203-0070

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0203             0008              284203-0080
                  07                0203             0009              284203-0090
                  07                0203             0012              284203-0120
                  07                0203             0013              284203-0130
                  07                0203             0014              284203-0140
                  07                0203             0015              284203-0150
                  07                0203             0016              284203-0160
                  07                0203             0017              284203-0170
                  07                0203             0018              284203-0180
                  07                0203             0019              284203-0190
                  07                0203             0020              284203-0200
                  07                0203             0021              284203-0210
                  07                0203             0022              284203-0220
                  07                0203             0023              284203-0230
                  07                0203             0024              284203-0240
                  07                0203             0025              284203-0250
                  07                0203             0026              284203-0260
                  07                0203             0027              284203-0270
                  07                0203             0028              284203-0280
                  07                0203             0029              284203-0290
                  07                0203             0030              284203-0300
                  07                0203             0031              284203-0310
                  07                0203             0032              284203-0320
                  07                0203             0033              284203-0330
                  07                0203             0034              284203-0340
                  07                0203             0035              284203-0350
                  07                0203             0036              284203-0360
                  07                0203             0037              284203-0370
                  07                0203             0038              284203-0380
                  07                0203             0039              284203-0390
                  07                0203             0040              284203-0400
                  07                0203             0041              284203-0410
                  07                0203             0042              284203-0420
                  07                0203             0043              284203-0430
                  07                0203             0044              284203-0440
                  07                0203             0045              284203-0450
                  07                0203             0048              284203-0480
                  07                0203             0049              284203-0490
                  07                0203             0050              284203-0500
                  07                0203             0051              284203-0510
                  07                0203             0052              284203-0520
                  07                0203             0053              284203-0530
                  07                0203             0054              284203-0540
                  07                0203             0055              284203-0550
                  07                0203             0056              284203-0560
                  07                0203             0057              284203-0570

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0203             0058              284203-0580
                  07                0203             0059              284203-0590
                  07                0203             0060              284203-0600
                  07                0203             0061              284203-0610
                  07                0203             0062              284203-0620
                  07                0203             0063              284203-0630
                  07                0203             0064              284203-0640
                  07                0203             0065              284203-0650
                  07                0203             0066              284203-0660
                  07                0203             0067              284203-0670
                  07                0203             0068              284203-0680
                  07                0203             0069              284203-0690
                  07                0203             0070              284203-0700
                  07                0203             0071              284203-0710
                  07                0203             0072              284203-0720
                  07                0203             0073              284203-0730
                  07                0203             0074              284203-0740
                  07                0203             0075              284203-0750
                  07                0203             0076              284203-0760
                  07                0203             0077              284203-0770
                  07                0203             0078              284203-0780
                  07                0203             0079              284203-0790
                  07                0203             0080              284203-0800
                  07                0203             0081              284203-0810
                  07                0203             0084              284203-0840
                  07                0203             0085              284203-0850
                  07                0203             0086              284203-0860
                  07                0203             0087              284203-0870
                  07                0203             0088              284203-0880
                  07                0203             0089              284203-0890
                  07                0203             0090              284203-0900
                  07                0203             0092              284203-0920
                  07                0203             0093              284203-0930
                  07                0203             0095              284203-0950
                  07                0203             0096              284203-0960
                  07                0203             0097              284203-0970
                  07                0203             0098              284203-0980
                  07                0203             0099              284203-0990
                  07                0203             0100              284203-1000
                  07                0203             0101              284203-1101
                  07                0203             0102              284203-1102
                  07                0203             0103              284203-1103
                  07                0203             0104              284203-1104
                  07                0203             0105              284203-1105
                  07                0203             0106              284203-1106
                  07                0203             0107              284203-0070

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0203             0108              284203-1108
                  07                0203             0109              284203-1109
                  07                0203             0110              284203-0100
                  07                0203             0111              284203-0110
                  07                0204             0001              284204-0010
                  07                0204             0002              284204-0020
                  07                0204             0003              284204-0030
                  07                0204             0004              284204-0040
                  07                0204             0005              284204-0050
                  07                0204             0006              284204-0060
                  07                0204             0007              284204-0070
                  07                0204             0009              284204-0090
                  07                0204             0010              284204-0100
                  07                0204             0011              284204-0110
                  07                0204             0012              284204-0120
                  07                0204             0013              284204-0130
                  07                0204             0015              284204-0150
                  07                0204             0016              284204-0160
                  07                0204             0020              284204-0200
                  07                0204             0021              284204-0210
                  07                0204             0022              284204-0220
                  07                0204             0023              284204-0230
                  07                0204             0024              284204-0240
                  07                0204             0025              284204-0250
                  07                0204             0027              284204-0270
                  07                0204             0028              284204-0280
                  07                0204             0029              284204-0290
                  07                0204             0030              284204-0300
                  07                0204             0031              284204-0310
                  07                0204             0032              284204-0320
                  07                0204             0033              284204-0330
                  07                0204             0034              284204-0340
                  07                0204             0035              284204-0350
                  07                0204             0037              284204-0370
                  07                0204             0038              284204-0380
                  07                0204             0039              284204-0390
                  07                0204             0040              284204-0400
                  07                0204             0041              284204-0410
                  07                0204             0042              284204-0420
                  07                0204             0043              284204-0430
                  07                0204             0044              284204-0440
                  07                0204             0045              284204-0450
                  07                0204             0046              284204-0460
                  07                0204             0047              284204-0470
                  07                0204             0048              284204-0480
                  07                0204             0049              284204-0490

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0204             0050              284204-0500
                  07                0204             0051              284204-0510
                  07                0204             0052              284204-0520
                  07                0204             0053              284204-0530
                  07                0204             0054              284204-0540
                  07                0204             0055              284204-0550
                  07                0204             0056              284204-0560
                  07                0204             0057              284204-0570
                  07                0204             0058              284204-0580
                  07                0204             0059              284204-0590
                  07                0204             0060              284204-0600
                  07                0204             0061              284204-0610
                  07                0204             0062              284204-0620
                  07                0204             0063              284204-0630
                  07                0204             0064              284204-0640
                  07                0204             0065              284204-0650
                  07                0204             0066              284204-0660
                  07                0204             0067              284204-0670
                  07                0204             0068              284204-0680
                  07                0204             0069              284204-0690
                  07                0204             0070              284204-0700
                  07                0204             0071              284204-0710
                  07                0204             0072              284204-0720
                  07                0204             0073              284204-0730
                  07                0204             0074              284204-0740
                  07                0204             0075              284204-0750
                  07                0204             0076              284204-0760
                  07                0204             0077              284204-0770
                  07                0204             0078              284204-0780
                  07                0204             0079              284204-0790
                  07                0204             0080              284204-0800
                  07                0204             0081              284204-0810
                  07                0204             0082              284204-0820
                  07                0204             0083              284204-0830
                  07                0204             0084              284204-0840
                  07                0204             0085              284204-0850
                  07                0204             0086              284204-0860
                  07                0204             0087              284204-0870
                  07                0204             0088              284204-0880
                  07                0204             0089              284204-0890
                  07                0204             0090              284204-0900
                  07                0204             0091              284204-0910
                  07                0204             0092              284204-0920
                  07                0204             0093              284204-0930
                  07                0204             0094              284204-0940
                  07                0204             0095              284204-0950

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0204             0096              284204-0960
                  07                0204             0097              284204-0970
                  07                0204             0098              284204-0980
                  07                0204             0099              284204-0990
                  07                0204             0100              284204-1000
                  07                0204             0101              284204-1010
                  07                0204             0102              284204-1020
                  07                0204             0103              284204-1030
                  07                0204             0104              284204-1040
                  07                0204             0105              284204-1050
                  07                0204             0106              284204-1060
                  07                0204             0107              284204-1070
                  07                0204             0108              284204-1080
                  07                0204             0109              284204-1090
                  07                0204             0110              284204-1100
                  07                0204             0111              284204-1110
                  07                0204             0112              284204-1120
                  07                0204             0113              284204-1130
                  07                0204             0114              284204-1140
                  07                0204             0115              284204-1150
                  07                0204             0116              284204-1160
                  07                0204             0117              284204-1170
                  07                0204             0118              284204-1180
                  07                0204             0119              284204-1190
                  07                0204             0120              284204-1200
                  07                0205             0002              284205-0020
                  07                0205             0003              284205-0030
                  07                0205             0004              284205-0040
                  07                0205             0005              284205-0050
                  07                0205             0006              284205-0060
                  07                0205             0007              284205-0070
                  07                0205             0008              284205-0080
                  07                0205             0009              284205-0090
                  07                0205             0010              284205-0100
                  07                0205             0011              284205-0110
                  07                0205             0012              284205-0120
                  07                0205             0013              284205-0130
                  07                0205             0014              284205-0140
                  07                0205             0015              284205-0150
                  07                0205             0016              284205-0160
                  07                0205             0017              284205-0170
                  07                0205             0018              284205-0180
                  07                0205             0019              284205-0190
                  07                0205             0020              284205-0200
                  07                0205             0023              284205-0230
                  07                0205             0024              284205-0240

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0205             0026              284205-0260
                  07                0205             0027              284205-0270
                  07                0205             0028              284205-0280
                  07                0205             0029              284205-0290
                  07                0205             0031              284205-0310
                  07                0205             0032              284205-0320
                  07                0205             0035              284205-0350
                  07                0205             0037              284205-0370
                  07                0205             0038              284205-0380
                  07                0205             0039              284205-0390
                  07                0205             0040              284205-0400
                  07                0205             0041              284205-0410
                  07                0205             0042              284205-0420
                  07                0205             0043              284205-0430
                  07                0205             0044              284205-0440
                  07                0205             0045              284205-0450
                  07                0205             0046              284205-0460
                  07                0205             0047              284205-0470
                  07                0205             0048              284205-0480
                  07                0205             0049              284205-0490
                  07                0205             0050              284205-0500
                  07                0205             0051              284205-0510
                  07                0205             0052              284205-0520
                  07                0205             0053              284205-0530
                  07                0205             0054              284205-0540
                  07                0205             0055              284205-0550
                  07                0205             0056              284205-0560
                  07                0205             0057              284205-0570
                  07                0205             0058              284205-0580
                  07                0205             0059              284205-0590
                  07                0205             0060              284205-0600
                  07                0205             0061              284205-0610
                  07                0205             0062              284205-0620
                  07                0205             0063              284205-0630
                  07                0205             0066              284205-0660
                  07                0205             0069              284205-0690
                  07                0205             0070              284205-0700
                  07                0205             0073              284205-0730
                  07                0205             0074              284205-0740
                  07                0205             0075              284205-0750
                  07                0205             0076              284205-0760
                  07                0205             0077              284205-0770
                  07                0205             0078              284205-0780
                  07                0205             0079              284205-0790
                  07                0205             0080              284205-0800
                  07                0205             0081              284205-0810

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0205             0082              284205-0820
                  07                0205             0083              284205-0830
                  07                0205             0085              284205-0850
                  07                0205             0086              284205-0860
                  07                0205             0087              284205-0870
                  07                0205             0091              284205-0910
                  07                0206             0001              284206-0010
                  07                0206             0002              284206-0020
                  07                0206             0003              284206-0030
                  07                0206             0004              284206-0040
                  07                0206             0005              284206-0050
                  07                0206             0006              284206-0060
                  07                0206             0007              284206-0070
                  07                0206             0008              284206-0080
                  07                0206             0009              284206-0090
                  07                0206             0010              284206-0100
                  07                0206             0011              284206-0110
                  07                0206             0012              284206-0120
                  07                0206             0013              284206-0130
                  07                0206             0014              284206-0140
                  07                0206             0015              284206-0150
                  07                0206             0016              284206-0160
                  07                0206             0017              284206-0170
                  07                0206             0018              284206-0180
                  07                0206             0019              284206-0190
                  07                0206             0021              284206-0210
                  07                0206             0022              284206-0220
                  07                0206             0023              284206-0230
                  07                0206             0024              284206-0240
                  07                0206             0033              284206-0330
                  07                0206             0034              284206-0340
                  07                0206             0035              284206-0350
                  07                0206             0036              284206-0360
                  07                0206             0038              284206-0380
                  07                0207             0001              284207-0010
                  07                0207             0002              284207-0020
                  07                0207             0003              284207-0030
                  07                0207             0004              284207-0040
                  07                0207             0005              284207-0050
                  07                0207             0006              284207-0060
                  07                0207             0007              284207-0070
                  07                0207             0008              284207-0080
                  07                0208             0001              284208-0010
                  07                0208             0002              284208-0020
                  07                0208             0003              284208-0030
                  07                0208             0004              284208-0040

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0208             0005              284208-0050
                  07                0208             0006              284208-0060
                  07                0208             0007              284208-0070
                  07                0208             0008              284208-0080
                  07                0208             0009              284208-0090
                  07                0208             0010              284208-0100
                  07                0208             0011              284208-0110
                  07                0208             0012              284208-0120
                  07                0208             0013              284208-0130
                  07                0209             0001              284209-0010
                  07                0209             0002              284209-0020
                  07                0209             0003              284209-0030
                  07                0209             0004              284209-0040
                  07                0209             0006              284209-0060
                  07                0209             0007              284209-0070
                  07                0209             0008              284209-0080
                  07                0209             0009              284209-0090
                  07                0209             0010              284209-0100
                  07                0209             0011              284209-0110
                  07                0209             0012              284209-0120
                  07                0209             0013              284209-0130
                  07                0209             0014              284209-0140
                  07                0209             0015              284209-0150
                  07                0209             0016              284209-0160
                  07                0209             0017              284209-0170
                  07                0209             0018              284209-0180
                  07                0209             0019              284209-0190
                  07                0209             0020              284209-0200
                  07                0209             0021              284209-0210
                  07                0209             0022              284209-0220
                  07                0209             0023              284209-0230
                  07                0209             0024              284209-0240
                  07                0209             0025              284209-0250
                  07                0209             0026              284209-0260
                  07                0209             0027              284209-0270
                  07                0209             0028              284209-0280
                  07                0209             0029              284209-0290
                  07                0209             0030              284209-0300
                  07                0209             0031              284209-0310
                  07                0209             0032              284209-0320
                  07                0209             0033              284209-0330
                  07                0209             0034              284209-0340
                  07                0209             0035              284209-0350
                  07                0209             0036              284209-0360
                  07                0209             0037              284209-0370
                  07                0209             0038              284209-0380

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0209             0039              284209-0390
                  07                0209             0040              284209-0400
                  07                0209             0041              284209-0410
                  07                0209             0042              284209-0420
                  07                0209             0043              284209-0430
                  07                0209             0044              284209-0440
                  07                0209             0045              284209-0450
                  07                0210             0001              284210-0010
                  07                0210             0002              284210-0020
                  07                0210             0003              284210-0030
                  07                0210             0004              284210-0040
                  07                0210             0005              284210-0050
                  07                0210             0006              284210-0060
                  07                0210             0007              284210-0070
                  07                0210             0008              284210-0080
                  07                0210             0009              284210-0090
                  07                0210             0010              284210-0100
                  07                0210             0011              284210-0110
                  07                0210             0012              284210-0120
                  07                0210             0013              284210-0130
                  07                0210             0014              284210-0140
                  07                0210             0015              284210-0150
                  07                0210             0016              284210-0160
                  07                0211             0002              284211-0020
                  07                0211             0003              284211-0030
                  07                0211             0004              284211-0040
                  07                0211             0005              284211-0050
                  07                0211             0006              284211-0060
                  07                0211             0007              284211-0070
                  07                0211             0008              284211-0080
                  07                0211             0009              284211-0090
                  07                0211             0010              284211-0100
                  07                0211             0011              284211-0110
                  07                0211             0012              284211-0120
                  07                0211             0013              284211-0130
                  07                0211             0014              284211-0140
                  07                0211             0015              284211-0150
                  07                0211             0016              284211-0160
                  07                0211             0017              284211-0170
                  07                0211             0018              284211-0180
                  07                0211             0019              284211-0190
                  07                0211             0020              284211-0200
                  07                0211             0021              284211-0210
                  07                0211             0022              284211-0220
                  07                0211             0023              284211-0230
                  07                0211             0024              284211-0240

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0211             0025              284211-0250
                  07                0211             0026              284211-0260
                  07                0211             0027              284211-0270
                  07                0211             0028              284211-0280
                  07                0211             0029              284211-0290
                  07                0211             0030              284211-0300
                  07                0211             0031              284211-0310
                  07                0211             0032              284211-0320
                  07                0211             0033              284211-0330
                  07                0212             0001              284212-0010
                  07                0212             0002              284212-0020
                  07                0212             0003              284212-0030
                  07                0212             0004              284212-0040
                  07                0212             0005              284212-0050
                  07                0212             0006              284212-0060
                  07                0212             0007              284212-0070
                  07                0212             0008              284212-0080
                  07                0212             0009              284212-0090
                  07                0212             0010              284212-0100
                  07                0212             0011              284212-0110
                  07                0212             0012              284212-0120
                  07                0212             0013              284212-0130
                  07                0212             0014              284212-0140
                  07                0212             0015              284212-0150
                  07                0212             0016              284212-0160
                  07                0212             0017              284212-0170
                  07                0212             0018              284212-0180
                  07                0212             0019              284212-0190
                  07                0212             0020              284212-0200
                  07                0212             0021              284212-0210
                  07                0212             0022              284212-0220
                  07                0212             0023              284212-0230
                  07                0212             0024              284212-0240
                  07                0212             0025              284212-0250
                  07                0212             0026              284212-0260
                  07                0212             0027              284212-0270
                  07                0212             0028              284212-0280
                  07                0212             0029              284212-0290
                  07                0212             0030              284212-0300
                  07                0212             0031              284212-0310
                  07                0212             0032              284212-0320
                  07                0212             0033              284212-0330
                  07                0212             0034              284212-0340
                  07                0212             0035              284212-0350
                  07                0212             0036              284212-0360
                  07                0212             0037              284212-0370

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0212             0038              284212-0380
                  07                0212             0039              284212-0390
                  07                0212             0040              284212-0400
                  07                0212             0041              284212-0410
                  07                0212             0042              284212-0420
                  07                0212             0043              284212-0430
                  07                0212             0044              284212-0440
                  07                0212             0045              284212-0450
                  07                0212             0046              284212-0460
                  07                0212             0047              284212-0470
                  07                0213             0001              284213-0010
                  07                0213             0002              284213-0020
                  07                0213             0003              284213-0030
                  07                0213             0004              284213-0040
                  07                0213             0005              284213-0050
                  07                0214             0002              284214-0020
                  07                0214             0003              284214-0030
                  07                0214             0004              284214-0040
                  07                0214             0005              284214-0050
                  07                0215             0002              284215-0020
                  07                0215             0003              284215-0030
                  07                0215             0004              284215-0040
                  07                0215             0005              284215-0050
                  07                0215             0006              284215-0060
                  07                0215             0007              284215-0070
                  07                0215             0008              284215-0080
                  07                0215             0009              284215-0090
                  07                0215             0010              284215-0100
                  07                0215             0012              284215-0120
                  07                0215             0013              284215-0130
                  07                0215             0014              284215-0140
                  07                0215             0015              284215-0150
                  07                0205             0016              284215-0160
                  07                0205             0017              284215-0170
                  07                0205             0018              284215-0180
                  07                0205             0019              284215-0190
                  07                0205             0020              284215-0200
                  07                0205             0021              284215-0210
                  07                0205             0022              284215-0220
                  07                0205             0024              284215-0240
                  07                0205             0025              284215-0250
                  07                7007<F1>         000B              284195-0002
                  07                7007<F1>         000C              284195-0002
                  07                7007<F1>         000D              284195-0002
                  07                7007<F1>         000E              284195-0002
                  07                7007<F1>         000F              284195-0002

  <F1>Denotes TRACT.

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK             LOT               TAX I.D. NUMBER
                  ----              -----             ---               ---------------
                  07                7007<F1>          000H              284195-0002
                  07                7007<F1>          000K              284195-0002
                  07                7007<F1>          000L              284195-0002
                  07                7007<F1>          000M              284195-0002
                  07                7007<F1>          000N              284195-0002
                  07                7007<F1>          000P              284195-0002
                  07                7007<F1>          000Q              284195-0002
                  07                7007<F1>          000R              284195-0002
                  07                7007<F1>          000S              284195-0002
                  07                7007<F1>          000T              284195-0002
                  07                7007<F1>          000U              284195-0002
                  07                7007<F1>          000V              284195-0002
                  07                7007<F1>          000W              284195-0002
                  07                7007<F1>          000X              284195-0002
                  07                7007<F1>          000Y              284195-0002
                  07                7007<F1>          000Z              284195-0002
                  07                7007<F1>          00AA              284195-0002
                  07                7007<F1>          00BB              284195-0002
                  07                7007<F1>          00CC              284195-0002

  <F1>Denotes TRACT.

Those certain Lots and Blocks lying in and being a part of ST. AUGUSTINE SHORES UNIT EIGHT according to the plat thereof,  as recorded in Plat Book 21, Pages 58 through 63, inclusive of the Public  Records  of  St.  Johns  County,  Florida,
being  more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  08                0185             0001              284185-0010
                  08                0185             0004              284185-0040
                  08                0185             0007              284185-0070
                  08                0185             0009              284185-0090
                  08                0185             0010              284185-0100
                  08                0185             0011              284185-0110
                  08                0185             0012              284185-0120
                  08                0185             0014              284185-0140
                  08                0185             0015              284185-0150
                  08                0185             0016              284185-0160
                  08                0185             0017              284185-0170
                  08                0185             0021              284185-0210
                  08                0185             0022              284185-0220
                  08                0185             0025              284185-0250
                  08                0185             0030              284185-0300
                  08                0185             0031              284185-0310
                  08                0185             0032              284185-0320
                  08                0185             0033              284185-0330
                  08                0185             0037              284185-0370

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  08                0185             0038              284185-0380
                  08                0185             0039              284185-0390
                  08                0185             0041              284185-0410
                  08                0185             0044              284185-0440
                  08                0185             0045              284185-0450
                  08                0185             0046              284185-0460
                  08                0185             0047              284185-0470
                  08                0185             0048              284185-0480
                  08                0185             0049              284185-0490
                  08                0185             0050              284185-0500
                  08                0186             0001              284186-0010
                  08                0186             0002              284186-0020
                  08                0186             0003              284186-0030
                  08                0186             0004              284186-0040
                  08                0186             0006              284186-0060
                  08                0186             0009              284186-0090
                  08                0186             0010              284186-0100
                  08                0187             0001              284187-0010
                  08                0187             0002              284187-0020
                  08                0187             0004              284187-0040
                  08                0187             0005              284187-0050
                  08                0188             0001              284188-0010
                  08                0188             0002              284188-0020
                  08                0188             0003              284188-0030
                  08                0188             0004              284188-0040
                  08                0188             0005              284188-0050
                  08                0188             0006              284188-0060
                  08                0188             0007              284188-0070
                  08                0188             0008              284188-0080
                  08                0188             0009              284188-0090
                  08                0188             0010              284188-0100
                  08                0188             0011              284188-0110
                  08                0189             0001              284189-0010
                  08                0189             0002              284189-0020
                  08                0189             0003              284189-0030
                  08                0189             0004              284189-0040
                  08                0189             0005              284189-0050
                  08                0189             0008              284189-0080
                  08                0189             0009              284189-0090
                  08                0189             0010              284189-0100
                  08                0189             0011              284189-0110
                  08                0189             0012              284189-0120
                  08                0189             0013              284189-0130
                  08                0189             0014              284189-0140
                  08                0189             0015              284189-0150
                  08                0189             0016              284189-0160

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  08                0189             0017              284189-0170
                  08                0189             0018              284189-0180
                  08                0189             0019              284189-0190
                  08                0189             0020              284189-0200
                  08                0189             0022              284189-0220
                  08                0189             0023              284189-0230
                  08                0189             0025              284189-0250
                  08                0189             0026              284189-0260
                  08                0189             0027              284189-0270
                  08                0189             0028              284189-0280
                  08                0189             0029              284189-0290
                  08                0189             0030              284189-0300
                  08                0189             0031              284189-0310
                  08                0189             0032              284189-0320
                  08                0189             0033              284189-0330
                  08                0189             0034              284189-0340
                  08                0189             0035              284189-0350
                  08                0189             0036              284189-0360
                  08                0189             0037              284189-0370
                  08                0189             0038              284189-0380
                  08                0189             0039              284189-0390
                  08                0189             0040              284189-0400
                  08                0189             0041              284189-0410
                  08                0189             0042              284189-0420
                  08                0189             0043              284189-0430
                  08                0189             0044              284189-0440
                  08                0189             0045              284189-0450
                  08                0189             0046              284189-0460
                  08                0189             0047              284189-0470
                  08                0189             0048              284189-0480
                  08                0189             0049              284189-0490
                  08                0189             0050              284189-0500
                  08                0189             0051              284189-0510
                  08                0189             0052              284189-0520
                  08                0189             0053              284189-0530
                  08                0189             0055              284189-0550
                  08                0189             0056              284189-0560
                  08                0189             0057              284189-0570
                  08                0189             0058              284189-0580
                  08                0189             0059              284189-0590
                  08                0189             0061              284189-0610
                  08                0189             0062              284189-0620
                  08                0189             0063              284189-0630
                  08                0189             0064              284189-0640
                  08                0189             0065              284189-0650
                  08                0189             0066              284189-0660

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  08                0189             0067              284189-0670
                  08                0189             0068              284189-0680
                  08                0189             0069              284189-0690
                  08                0189             0070              284189-0700
                  08                0189             0071              284189-0710
                  08                0189             0072              284189-0720
                  08                0189             0073              284189-0730
                  08                0189             0074              284189-0740
                  08                0189             0075              284189-0750
                  08                0189             0076              284189-0760
                  08                0189             0077              284189-0770
                  08                0189             0078              284189-0780
                  08                0189             0079              284189-0790
                  08                0189             0080              284189-0800
                  08                0189             0081              284189-0810
                  08                0189             0082              284189-0820
                  08                0190             0001              284190-0010
                  08                0190             0002              284190-0020
                  08                0190             0003              284190-0030
                  08                0190             0004              284190-0040
                  08                0191             0001              284191-0010
                  08                0191             0002              284191-0020
                  08                0191             0003              284191-0030
                  08                0191             0004              284191-0040
                  08                0191             0005              284191-0050
                  08                0191             0006              284191-0060
                  08                0191             0007              284191-0070
                  08                0191             0008              284191-0080
                  08                0191             0009              284191-0090
                  08                0191             0010              284191-0100
                  08                0191             0011              284191-0110
                  08                0191             0012              284191-0120
                  08                0192             0001              284192-0010
                  08                0192             0002              284192-0020
                  08                0192             0007              284192-0070
                  08                0192             0008              284192-0080
                  08                0192             0009              284192-0090
                  08                0192             0010              284192-0100
                  08                0192             0011              284192-0110
                  08                0192             0012              284192-0120
                  08                0192             0013              284192-0130
                  08                0192             0014              284192-0140
                  08                0192             0015              284192-0150
                  08                0193             0001              284193-0010
                  08                0193             0002              284193-0020
                  08                0193             0003              284193-0030

                                  EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  08                0193             0004              284193-0040
                  08                0193             0005              284193-0050
                  08                0193             0006              284193-0060
                  08                0193             0007              284193-0070
                  08                0193             0008              284193-0080
                  08                0193             0009              284193-0090
                  08                0193             0010              284193-0100
                  08                0193             0011              284193-0110
                  08                0193             0012              284193-0120
                  08                0193             0013              284193-0130
                  08                0193             0014              284193-0140
                  08                0193             0015              284193-0150
                  08                0193             0016              284193-0160
                  08                0193             0017              284193-0170
                  08                0193             0018              284193-0180
                  08                0193             0019              284193-0190
                  08                0193             0020              284193-0200
                  08                0193             0021              284193-0210
                  08                0193             0022              284193-0220
                  08                0193             0023              284193-0230
                  08                0193             0024              284193-0240
                  08                0193             0025              284193-0250
                  08                0193             0026              284193-0260
                  08                0193             0027              284193-0270
                  08                0193             0028              284193-0270
                  08                0193             0029              284193-0290
                  08                0193             0030              284193-0300
                  08                0193             0031              284193-0310
                  08                0194             0001              284194-0010
                  08                0194             0002              284194-0020
                  08                7008<F1>         000B              284185-0001
                  08                7008<F1>         000C              284185-0001
                  08                7008<F1>         000D              284185-0001
                  08                7008<F1>         000E              284185-0001
                  08                7008<F1>         000F              284185-0001

   <F1>Denotes TRACT.

PREPARED BY AND RETURN TO:
FIVE POINTS TITLE SERVICES CO., INC.
by Nancy Roche
999 Brickell Avenue, Suite 700
Miami, Florida 33131

CITRUS COUNTY
No.  100 (b)

               PARTIAL RELEASE OF MORTGAGE AND FINANCING STATEMENT
               ---------------------------------------------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, YASAWA HOLDING, N.V., a company organized under the laws of the Netherlands Antilles, is the owner and holder of the following described Mortgage and Financing Statement from THE DELTONA CORPORATION, a Delaware corporation, DLIC, INC., DELAINCO., INC., DELTONA LAND & INVESTMENT CORP., DELDADE INC. f/k/a Deltampa, Inc., DELTONA CONSTRUCTION COMPANY, INC., f/k/a Deltona's Mackle-Built Construction Company, Inc., and THREE SEASONS CORPORATION, all Florida corporations (collectively, "Mortgagor"):


1. That certain Mortgage and Security Agreement dated April 1, 1977, recorded June 8, 1977 in Official Records Book 465, at Page 703; and that certain Mortgage and Security Agreement dated April 1, 1977, recorded June 8, 1977 in Official Records Book 465, at Page 828; as such Mortgages were consolidated pursuant to that certain Mortgage Consolidation Agreement dated December 17, 1981, recorded December 30, 1981 in Official Records Book 589, at Page 495; of the Public Records of Citrus County, Florida, as heretofore or hereafter modified and amended (the "Mortgage").

2. Those certain Financing Statements (the "Financing Statement") recorded April 8, 1987 in Official Records Book 735 at Page 0625, and Continuation thereof recorded March 20, 1992 in Official Records Book 0930 at Page 0221; and Financing Statement recorded June 27, 1992 in Official Records Book 0946, Page 1033, of the Public Records of Citrus County, Florida.

     WHEREAS, the Mortgagor, as owner of the mortgage premises (the "Owner"), has requested the Mortgagee to release the premises hereinafter described, being part of the mortgaged premises, from the lien and operation of the above-described Mortgage and Financing Statement.

     NOW, THEREFORE, Mortgagee, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Owner at the time of execution hereof, the receipt of which is hereby acknowledged, does remise, release, quit-claim, exonerate and discharge from the lien and operation of the above-described Mortgage and Financing Statement the real property described as follows:

             SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF

     TO HAVE AND TO HOLD same, with appurtenances, to the Owner freed, exonerated and discharged of and from the lien of the foregoing Mortgage and Financing Statement, and every part hereof; provided always, nevertheless, that nothing herein contained shall in anywise impair, alter or diminish the effect, lien or encumbrance of the foregoing Mortgage and Financing Statement on the remaining part of the mortgaged premises not hereby released therefrom or any of the rights and remedies of the holder hereof.


                                                                          [Seal]

Signed, sealed and delivered
 in the presence of:                     YASAWA HOLDING, N.V.,
                                         company organized under the laws of
                                         the Netherlands Antilles
/s/ Sharon Hummerhielm
--------------------------
Witness Sharon Hummerhielm
                                         By:/s/ Rudy M. Gram
                                         ---------------------------------------
/s/ Nancy Roche                          RUDY M. GRAM, Attorney-In-Fact
--------------------------               49 Shores Boulevard,
Witness Nancy Roche                      St. Augustine, FL 32086



STATE OF FLORIDA
COUNTY OF DADE

     The foregoing instrument was acknowledged before me this 13th day of November, 1997, by RUDY M. GRAM, Attorney-In-Fact for YASAWA HOLDING, N.V., a company organized under the laws of the Netherlands Antilles, on behalf of the corporation. He is personally known to me.


                                          /s/ Nancy Roche
                                          -------------------------------------
                                          Notary Public

                                   EXHIBIT "A"
                              CITRUS COUNTY FLORIDA
                                  WARRANTY DEED

Those  certain Lots and Blocks lying in and being a part of CITRUS  SPRINGS UNIT
5, according to the plat thereof, as recorded in Plat Book 6, Pages 1 through 14, inclusive of the Public Records of Citrus County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  05                0544             0015              1311047

Those  certain Lots and Blocks lying in and being a part of CITRUS  SPRINGS UNIT
8, according to the plat thereof, as recorded in Plat Book 6, Pages 43 through 49, inclusive of the Public Records of Citrus County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  08                0762             0005              1338794

Those  certain Lots and Blocks lying in and being a part of CITRUS  SPRINGS UNIT
16 according to the plat thereof, as recorded in Plat Book 6, Pages 145 through 150, inclusive of the Public Records of Citrus County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  16                0977             0005              1398169

Those  certain Lots and Blocks lying in and being a part of CITRUS  SPRINGS UNIT
17, according to the plat thereof, as recorded in Plat Book 7, Pages 1 through 18, inclusive of the Public Records of Citrus County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  17                1221             0015              1411637
                  17                1228             0011              1413087

Those  certain Lots and Blocks lying in and being a part of CITRUS  SPRINGS UNIT
20, according to the plat thereof, as recorded in Plat Book 7, Pages 52 through 66, inclusive of the Public Records of Citrus County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  20                1329             0001              1434254

Those  certain Lots and Blocks lying in and being a part of CITRUS  SPRINGS UNIT
22, according to the plat thereof, as recorded in Plat Book 7, Pages 93 through 109, inclusive of the Public Records of Citrus County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  22                1529             0009              2144041
                  22                1583             0008              2207736
                  22                1583             0021              2207850

Those  certain Lots and Blocks lying in and being a part of CITRUS  SPRINGS UNIT
23, according to the plat thereof, as recorded in Plat Book 7, Pages 115 through 133, inclusive of the Public Records of Citrus County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  23                1687             0023              2065419
                  23                1756             0013              2148764

Those  certain Lots and Blocks lying in and being a part of CITRUS  SPRINGS UNIT
26, according to the plat thereof, as recorded in Plat Book 9, Pages 7 through 16, inclusive of the Public Records of Citrus County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  26                1614             0015              2090537
                  26                1621             0005              2097698
                  26                1625             0017              2103604
                  26                1627             0003              2104074
                  26                1630             0004              2105127
                  26                1635             0002              2113928
                  26                1649             0006              2127490
                  26                1653             0014              2136855

Those  certain Lots and Blocks lying in and being a part of CITRUS  SPRINGS UNIT
27 according to the plat thereof, as recorded in Plat Book 9, Pages 54 through 70, inclusive of the Public Records of Citrus County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  27                1490             0002              2181133

PREPARED BY AND RETURN TO:
FIVE POINTS TITLE SERVICES CO., INC.
by Nancy Roche
999 Brickell Avenue, Suite 700
Miami, Florida 33131

MARION COUNTY/Scafholding
No.  100 (c)

               PARTIAL RELEASE OF MORTGAGE AND FINANCING STATEMENT
               ---------------------------------------------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, YASAWA HOLDING, N.V., a company organized under the laws of the Netherlands Antilles, is the owner and holder of the following described Mortgage and Financing Statement from THE DELTONA CORPORATION, a Delaware corporation, DLIC, INC., DELAINCO., INC., DELTONA LAND & INVESTMENT CORP., DELDADE INC. f/k/a Deltampa, Inc., DELTONA CONSTRUCTION COMPANY, INC., f/k/a Deltona's Mackle-Built Construction Company, Inc., and THREE SEASONS CORPORATION, all Florida corporations (collectively, "Mortgagor"):

1. That certain Mortgage and Security Agreement dated April 1, 1977, recorded June 7, 1977 in Official Records Book 812, at Page 60; and that certain Mortgage and Security Agreement dated April 1, 1977, recorded June 7, 1977 in Official Records Book 812, at Page 185; as such Mortgages were consolidated pursuant to that certain Mortgage Consolidation Agreement dated December 17, 1981, recorded December 29, 1981 in Official Records Book 1093, at Page 1429; of the Public Records of Marion County, Florida, as heretofore or hereafter modified and amended (the "Mortgage").

2. Those certain Financing Statements (the "Financing Statement") recorded April 8, 1987 in Official Records Book 1418 at Page 1170, and Continuation thereof recorded March 20, 1992 in Official Records Book 1815 at Page 1578; and Financing Statement recorded June 28, 1992 in Official Records Book 1850, Page 1094, of the Public Records of Marion County, Florida;

     WHEREAS, the Mortgagor, as owner of the mortgage premises (the "Owner"), has requested the Mortgagee to release the premises hereinafter described, being part of the mortgaged premises, from the lien and operation of the above-described Mortgage and Financing Statement.

     NOW, THEREFORE, Mortgagee, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Owner at the time of execution hereof, the receipt of which is hereby acknowledged, does remise, release, quit-claim, exonerate and discharge from the lien and operation of the above-described Mortgage and Financing Statement the real property described as follows:


             SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF

     TO HAVE AND TO HOLD same, with appurtenances, to the Owner freed, exonerated and discharged of and from the lien of the foregoing Mortgage and Financing Statement, and every part hereof; provided always, nevertheless, that nothing herein contained shall in anywise impair, alter or diminish the effect, lien or encumbrance of the foregoing Mortgage and Financing Statement on the remaining part of the mortgaged premises not hereby released therefrom or any of the rights and remedies of the holder hereof.


                                                                          [Seal]

Signed, sealed and delivered
 in the presence of:                     YASAWA HOLDING, N.V.,
                                         company organized under the laws of
                                         the Netherlands Antilles
/s/ Sharon Hummerhielm
--------------------------
Witness Sharon Hummerhielm
                                         By:/s/ Rudy M. Gram
                                         ---------------------------------------
/s/ Nancy Roche                          RUDY M. GRAM, Attorney-In-Fact
--------------------------               49 Shores Boulevard,
Witness Nancy Roche                      St. Augustine, FL 32086



STATE OF FLORIDA
COUNTY OF DADE

     The foregoing instrument was acknowledged before me this 13th day of November, 1997, by RUDY M. GRAM, Attorney-In-Fact for YASAWA HOLDING, N.V., a company organized under the laws of the Netherlands Antilles, on behalf of the corporation. He is personally known to me.


                                          /s/ Nancy Roche
                                          -------------------------------------
                                          Notary Public

                                   EXHIBIT "A"
                              MARION COUNTY FLORIDA

Those certain Lots and Blocks lying in and being a part of MARION OAKS UNIT ONE, according to the plat  thereof,  as recorded in Plat Book 0, Pages 1 through 18,
inclusive  of  the  Public  Records  of  Marion  County,   Florida,  being  more
particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  01                0112             0006              8001-0112-06
                  01                0112             0011              8001-0112-11
                  01                0112             0016              8001-0112-16
                  01                0113             0002              8001-0113-02
                  01                0113             0012              8001-0113-12
                  01                0113             0016              8001-0113-16
                  01                0113             0017              8001-0113-17
                  01                0116             0021              8001-0116-21
                  01                0117             0009              8001-0117-09
                  01                0129             0015              8001-0129-15
                  01                0172             0013              8001-0172-13
                  01                0181             0005              8001-0181-05
                  01                0182             0002              8001-0182-02
                  01                0252             0004              8001-0252-04

Those  certain Lots and Blocks lying in and being a part of MARION OAKS UNIT TWO according to the plat thereof,  as recorded in Plat Book 0, Pages 19 through 35,
inclusive  of  the  Public  Records  of  Marion  County,   Florida,  being  more
particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  02                0241             0011              8002-0241-11

Those  certain  Lots and  Blocks  lying in and being a part of MARION  OAKS UNIT
THREE according to the plat thereof, as recorded in Plat Book 0, Pages 36 through 52, inclusive of the Public Records of Marion County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  03                0320             0013              8003-0320-13

                                   EXHIBIT "A"
                              MARION COUNTY FLORIDA

Those certain Lots and Blocks lying in and being a part of MARION OAKS UNIT FOUR according to the plat thereof,  as recorded in Plat Book 0, Pages 53 through 80,
inclusive  of  the  Public  Records  of  Marion  County,   Florida,  being  more
particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  04                0530             0001              8004-0530-01
                  04                0567             0015              8004-0567-15
                  04                0572             0022              8004-0572-22
                  04                0574             0012              8004-0574-12
                  04                0574             0013              8004-0574-13
                  04                0582             0001              8004-0582-01
                  04                0585             0004              8004-0585-04
                  04                0586             0017              8004-0586-17

Those certain Lots and Blocks lying in and being a part of MARION OAKS UNIT FIVE according to the plat thereof, as recorded in Plat Book 0, Pages 81 through 106,
inclusive  of  the  Public  Records  of  Marion  County,   Florida,  being  more
particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  05                0816             0007              8005-0816-07
                  05                0845             0018              8005-0845-18
                  05                0854             0014              8005-0854-14
                  05                0854             0020              8005-0854-20
                  05                0857             0007              8005-0857-07

Those  certain Lots and Blocks lying in and being a part of MARION OAKS UNIT SIX according to the plat thereof, as recorded in Plat Book 0, Pages 107through 139,
inclusive  of  the  Public  Records  of  Marion  County,   Florida,  being  more
particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  06                0161             0001              8006-0161-01
                  06                0161             0003              8006-0161-03
                  06                0614             0020              8006-0614-20
                  06                0619             0004              8006-0619-04
                  06                0627             0006              8006-0627-06
                  06                0628             0006              8006-0628-06
                  06                0643             0006              8006-0643-06
                  06                0665             0006              8006-0665-06
                  06                0672             0005              8006-0672-05
                  06                0674             0002              8006-0674-02
                  06                0677             0013              8006-0677-13
                  06                0679             0005              8006-0679-05
                  06                0679             0012              8006-0679-12

                                   EXHIBIT "A"
                              MARION COUNTY FLORIDA

Those  certain  Lots and  Blocks  lying in and being a part of MARION  OAKS UNIT
SEVEN according to the plat thereof, as recorded in Plat Book 0, Pages 140 through 153, inclusive of the Public Records of Marion County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                1024             0012              8007-1024-12
                  07                1024             0013              8007-1024-13
                  07                1027             0001              8007-1027-01
                  07                1030             0008              8007-1030-08
                  07                1034             0004              8007-1034-04
                  07                1059             0002              8007-1059-02
                  07                1064             0014              8007-1064-14
                  07                1080             0003              8007-1080-03
                  07                1083             0024              8007-1083-24
                  07                1083             0034              8007-1083-34
                  07                1083             0035              8007-1083-35
                  07                1091             0006              8007-1091-06
                  07                1105             0004              8007-1105-04
                  07                1125             0001              8007-1125-01

Those certain Lots and Blocks lying in and being a part of MARION OAKS UNIT NINE according to the plat thereof, as recorded in Plat Book 0, Pages 164 through 193, inclusive of the Public Records of Marion County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  09                1133             0019              8009-1133-19
                  09                1135             0012              8009-1135-12
                  09                1137             0024              8009-1137-24
                  09                1137             0027              8009-1137-27
                  09                1142             0006              8009-1142-06
                  09                1165             0020              8009-1165-20
                  09                1170             0006              8009-1170-06
                  09                1174             0017              8009-1174-17
                  09                1174             0023              8009-1174-23
                  09                1176             0018              8009-1176-18
                  09                1196             0019              8009-1196-19
                  09                1199             0005              8009-1199-05
                  09                1199             0007              8009-1199-07
                  09                1200             0025              8009-1200-25
                  09                1203             0004              8009-1203-04
                  09                1207             0012              8009-1207-12
                  09                1208             0004              8009-1208-04
                  09                1210             0007              8009-1210-07

                                   EXHIBIT "A"
                              MARION COUNTY FLORIDA

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  09                1212             0021              8009-1212-21
                  09                1213             0004              8009-1213-04
                  09                1220             0010              8009-1220-10
                  09                1255             0008              8009-1255-08

Those certain Lots and Blocks lying in and being a part of MARION OAKS UNIT TEN according to the plat thereof, as recorded in Plat Book 0, Pages 194 through 213, inclusive of the Public Records of Marion County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  10                0874             0001              8010-0874-0001
                  10                0876             0007              8010-0876-0007
                  10                0876             0012              8010-0876-0012
                  10                0899             0001              8010-0899-0001
                  10                0901             0002              8010-0901-0002
                  10                0901             0008              8010-0901-0008
                  10                0905             0020              8010-0905-0020
                  10                0910             0006              8010-0910-0006
                  10                0920             0015              8010-0920-0015
                  10                0928             0001              8010-0928-0001
                  10                0930             0018              8010-0930-0018
                  10                0942             0007              8010-0942-0007
                  10                0942             0012              8010-0942-0012
                  10                0943             0013              8010-0943-0013
                  10                0943             0014              8010-0943-0014
                  10                0945             0015              8010-0945-0015
                  10                0946             0002              8010-0946-0002
                  10                0946             0016              8010-0946-0016
                  10                0947             0007              8010-0947-0007
                  10                0949             0005              8010-0949-0005
                  10                0967             0011              8010-0967-0011
                  10                0977             0013              8010-0977-0013
                  10                0983             0003              8010-0983-0003
                  10                0985             0009              8010-0985-0009
                  10                0986             0009              8010-0986-0009
                  10                0996             0003              8010-0996-0003
                  10                0996             0004              8010-0996-0004
                  10                1018             0018              8010-1018-0018

                                   EXHIBIT "A"
                              MARION COUNTY FLORIDA

Those  certain  Lots and  Blocks  lying in and being a part of MARION  OAKS UNIT
ELEVEN according to the plat thereof, as recorded in Plat Book 0, Pages 214 through 224, inclusive of the Public Records of Marion County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  11                1383             0016              8011-1383-16
                  11                1383             0017              8011-1383-17
                  11                1383             0020              8011-1383-20
                  11                1384             0019              8011-1384-19
                  11                1384             0025              8011-1384-25
                  11                1384             0026              8011-1384-26
                  11                1384             0028              8011-1384-28
                  11                1384             0036              8011-1384-36
                  11                1384             0037              8011-1384-37
                  11                1384             0042              8011-1384-42
                  11                1384             0045              8011-1384-45
                  11                1387             0002              8011-1387-02
                  11                1387             0006              8011-1387-06
                  11                1390             0005              8011-1390-05
                  11                1390             0010              8011-1390-10
                  11                1390             0011              8011-1390-11
                  11                1390             0012              8011-1390-12
                  11                1390             0013              8011-1390-13
                  11                1391             0004              8011-1391-04
                  11                1391             0005              8011-1391-05
                  11                1391             0006              8011-1391-06
                  11                1392             0004              8011-1392-04
                  11                1392             0012              8011-1392-12
                  11                1392             0015              8011-1392-15
                  11                1392             0016              8011-1392-16
                  11                1392             0020              8011-1392-20
                  11                1394             0007              8011-1394-07
                  11                1395             0007              8011-1395-07
                  11                1396             0003              8011-1396-03
                  11                1396             0004              8011-1396-04
                  11                1396             0008              8011-1396-08
                  11                1397             0006              8011-1397-06
                  11                1397             0007              8011-1397-07
                  11                1397             0008              8011-1397-08
                  11                1397             0017              8011-1397-17
                  11                1397             0021              8011-1397-21
                  11                1397             0026              8011-1397-26
                  11                1398             0023              8011-1398-23
                  11                1398             0025              8011-1398-25
                  11                1399             0008              8011-1399-08

                                   EXHIBIT "A"
                              MARION COUNTY FLORIDA

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  11                1400             0001              8011-1400-01
                  11                1400             0002              8011-1400-02
                  11                1400             0005              8011-1400-05
                  11                1401             0003              8011-1401-03
                  11                1404             0010              8011-1404-10
                  11                1407             0023              8011-1407-23
                  11                1407             0024              8011-1407-24
                  11                1407             0026              8011-1407-26
                  11                1418             0001              8011-1418-01
                  11                1418             0019              8011-1418-19
                  11                1418             0022              8011-1418-22
                  11                1419             0012              8011-1419-12
                  11                1420             0008              8011-1420-08
                  11                1420             0014              8011-1420-14
                  11                1420             0021              8011-1420-21

Those  certain  Lots and  Blocks  lying in and being a part of MARION  OAKS UNIT
TWELVE according to the plat thereof, as recorded in Plat Book 0, Pages 225 through 236, inclusive of the Public Records of Marion County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  12                1412             0024              8012-1412-24
                  12                1453             0008              8012-1453-08
                  12                1453             0009              8012-1453-09
                  12                1453             0010              8012-1453-10
                  12                1454             0013              8012-1454-13
                  12                1454             0022              8012-1454-22
                  12                1455             0021              8012-1455-21
                  12                1455             0022              8012-1455-22
                  12                1456             0010              8012-1456-10
                  12                1457             0011              8012-1457-11
                  12                1457             0018              8012-1457-18
                  12                1458             0005              8012-1458-05
                  12                1458             0006              8012-1458-06
                  12                1458             0009              8012-1458-09
                  12                1458             0010              8012-1458-10
                  12                1458             0012              8012-1458-12
                  12                1459             0004              8012-1459-04
                  12                1459             0005              8012-1459-05
                  12                1459             0006              8012-1459-06
                  12                1459             0013              8012-1459-13
                  12                1464             0012              8012-1464-12
                  12                1464             0014              8012-1464-14
                  12                1464             0015              8012-1464-15

                                   EXHIBIT "A"
                              MARION COUNTY FLORIDA

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  12                1465             0004              8012-1465-04
                  12                1466             0001              8012-1466-01
                  12                1466             0002              8012-1466-02
                  12                1466             0003              8012-1466-03
                  12                1466             0004              8012-1466-04
                  12                1466             0009              8012-1466-09
                  12                1466             0013              8012-1466-13
                  12                1466             0026              8012-1466-26
                  12                1466             0027              8012-1466-27
                  12                1466             0031              8012-1466-31
                  12                1467             0010              8012-1467-10
                  12                1469             0007              8012-1469-07
                  12                1469             0022              8012-1469-22
                  12                1469             0023              8012-1469-23
                  12                1470             0004              8012-1470-04
                  12                1470             0008              8012-1470-08
                  12                1470             0012              8012-1470-12
                  12                1474             0008              8012-1474-08
                  12                1474             0020              8012-1474-20
                  12                1475             0010              8012-1475-10
                  12                1475             0011              8012-1475-11
                  12                1475             0012              8012-1475-12
                  12                1476             0006              8012-1476-06
                  12                1476             0007              8012-1476-07
                  12                1477             0002              8012-1477-02
                  12                1477             0003              8012-1477-03
                  12                1477             0004              8012-1477-04
                  12                1477             0005              8012-1477-05
                  12                1479             0003              8012-1479-03
                  12                1479             0010              8012-1479-10
                  12                1479             0020              8012-1479-20
                  12                1479             0021              8012-1479-21
                  12                1481             0010              8012-1481-10

PREPARED BY AND RETURN TO:
FIVE POINTS TITLE SERVICES CO., INC.
by Nancy Roche
999 Brickell Avenue, Suite 700
Miami, Florida 33131

ST. JOHNS COUNTY/Scafholding
No.  100 (d)

               PARTIAL RELEASE OF MORTGAGE AND FINANCING STATEMENT
               ---------------------------------------------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, YASAWA HOLDING, N.V., a company organized under the laws of the Netherlands Antilles, is the owner and holder of the following described Mortgage and Financing Statement from THE DELTONA CORPORATION, a Delaware corporation, DLIC, INC., DELAINCO., INC., DELTONA LAND & INVESTMENT CORP., DELDADE INC. f/k/a Deltampa, Inc., DELTONA CONSTRUCTION COMPANY, INC., f/k/a Deltona's Mackle-Built Construction Company, Inc., and THREE SEASONS CORPORATION, all Florida corporations (collectively, "Mortgagor"):


1. That certain Mortgage and Security Agreement dated April 1, 1977, recorded in Official Records Book 337, at Page 551; and that certain Mortgage and Security Agreement dated April 1, 1977, recorded in Official Records Book 337, at Page 424, of the Public Records of St. Johns County, Florida; as such Mortgages were consolidated pursuant to that certain Mortgage Consolidation Agreement, dated December 17, 1981, (not recorded in St. Johns County), as heretofore or hereafter modified and amended (the "Mortgage").

2. Those certain Financing Statements (the "Financing Statement") recorded April 21, 1987 in Official Records Book 0742 at Page 0095, and Continuation thereof recorded March 20, 1992 in Official Records Book 0931 at Page 1156; and Financing Statement recorded August 3, 1992 in Official Records Book 0951, Page 1429, of the Public Records of St. Johns County, Florida;

     WHEREAS, the Mortgagor, as owner of the mortgage premises (the "Owner"), has requested the Mortgagee to release the premises hereinafter described, being part of the mortgaged premises, from the lien and operation of the above-described Mortgage and Financing Statement.

     NOW, THEREFORE, Mortgagee, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Owner at the time of execution hereof, the receipt of which is hereby acknowledged, does remise, release, quit-claim, exonerate and discharge from the lien and operation of the above-described Mortgage and Financing Statement the real property described as follows:

             SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF

     TO HAVE AND TO HOLD same, with appurtenances, to the Owner freed, exonerated and discharged of and from the lien of the foregoing Mortgage and Financing Statement, and every part hereof; provided always, nevertheless, that nothing herein contained shall in anywise impair, alter or diminish the effect, lien or encumbrance of the foregoing Mortgage and Financing Statement on the remaining part of the mortgaged premises not hereby released therefrom or any of the rights and remedies of the holder hereof.


                                                                          [Seal]

Signed, sealed and delivered
 in the presence of:                     YASAWA HOLDING, N.V.,
                                         company organized under the laws of
                                         the Netherlands Antilles
/s/ Sharon Hummerhielm
--------------------------
Witness Sharon Hummerhielm
                                         By:/s/ Rudy M. Gram
                                         ---------------------------------------
/s/ Nancy Roche                          RUDY M. GRAM, Attorney-In-Fact
--------------------------               49 Shores Boulevard,
Witness Nancy Roche                      St. Augustine, FL 32086



STATE OF FLORIDA
COUNTY OF DADE

     The foregoing instrument was acknowledged before me this 13th day of November, 1997, by RUDY M. GRAM, Attorney-In-Fact for YASAWA HOLDING, N.V., a company organized under the laws of the Netherlands Antilles, on behalf of the corporation. He is personally known to me.


                                          /s/ Nancy Roche
                                          -------------------------------------
                                          Notary Public

                                   EXHIBIT "A"
                            ST. JOHNS COUNTY FLORIDA

                                  WARRANTY DEED

Those certain Lots and Blocks,  and Tracts,  lying in and being a part of REPLAT
OF ST. AUGUSTINE SHORES UNIT TWO, according to the plat thereof, as recorded in Plat Book 13, Pages 114 through 124, inclusive of the Public Records of St.
Johns County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  02                0111             0001              282111-0010
                  02                0111             0002              282111-0002
                  02                0146             0020              284146-0200
                  02                0148             0026              284148-0260
                  02                0149             0006              284149-0060
                  02                0149             0018              284149-0180
                  02                0150             0002              284150-0020
                  02                0150             0003              284150-0030
                  02                0150             0004              284150-0040
                  02                0150             0005              284150-0050


Those certain Lots and Blocks, and Tracts, lying in and being a part of ST.
AUGUSTINE  SHORES UNIT SIX,  according to the plat thereof,  as recorded in Plat
Book 14 Pages 40  through  46,  inclusive  of the Public  Records  of St.  Johns
County, Florida, being more particularly described as follows:


                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  06                0172             0024              284172-0240


Those certain Lots and Blocks, and Tracts, lying in and being a part of ST.
AUGUSTINE SHORES UNIT SEVEN,  according to the plat thereof, as recorded in Plat
Book 22,  Pages 24 through  48,  inclusive  of the Public  Records of St.  Johns
County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0195             0024              284195-0240
                  07                0199             0023              284190-0230
                  07                0199             0027              284190-0270
                  07                0199             0029              284190-0290
                  07                0201             0001              284201-0010
                  07                0201             0004              284201-0040

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0201             0001              284201-0010
                  07                0201             0004              284201-0040
                  07                0203             0010              284203-0100
                  07                0203             0047              284203-0470
                  07                0203             0082              284203-0820
                  07                0203             0094              284203-0940
                  07                0204             0008              284204-0080
                  07                0204             0014              284204-0140
                  07                0204             0018              284204-0180
                  07                0204             0036              284204-0360
                  07                0205             0025              284205-0250
                  07                0205             0036              284205-0360
                  07                0205             0064              284205-0640
                  07                0205             0088              284205-0880
                  07                0205             0089              284205-0890
                  07                0206             0025              284206-0250
                  07                0206             0026              284206-0260
                  07                0206             0029              284206-0290
                  07                0206             0030              284206-0300
                  07                0215             0023              284215-0230

Those  certain Lots and Blocks  lying in and being a part of ST.  AUGUSTINE
SHORES UNIT EIGHT according to the plat thereof, as recorded in Plat Book 21, Pages 58 through 63, inclusive of the Public Records of St. Johns County,
Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  08                0185             0018              284185-0180
                  08                0185             0020              284185-0200
                  08                0185             0023              284185-0230
                  08                0185             0024              284185-0240
                  08                0185             0036              284185-0360
                  08                0186             0005              284186-0050
                  08                0186             0007              284186-0070
                  08                0186             0008              284186-0080
                  08                0187             0003              284187-0030
                  08                0189             0006              284189-0060
                  08                0189             0060              284189-0600
                  08                0189             0060              284189-0600

PREPARED BY AND RETURN TO:
FIVE POINTS TITLE SERVICES CO., INC.
by Nancy Roche
999 Brickell Avenue, Suite 700
Miami, Florida 33131

WASHINGTON COUNTY/Scafholding
No.  100 (e)

               PARTIAL RELEASE OF MORTGAGE AND FINANCING STATEMENT
               ---------------------------------------------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, YASAWA HOLDING, N.V., a company organized under the laws of the Netherlands Antilles, is the owner and holder of the following described Mortgage and Financing Statement from THE DELTONA CORPORATION, a Delaware corporation, DLIC, INC., DELAINCO., INC., DELTONA LAND & INVESTMENT CORP., DELDADE INC. f/k/a Deltampa, Inc., DELTONA CONSTRUCTION COMPANY, INC., f/k/a Deltona's Mackle-Built Construction Company, Inc., and THREE SEASONS CORPORATION, all Florida corporations (collectively, "Mortgagor"):

1. That certain Mortgage and Security Agreement dated April 1, 1977, recorded in Official Records Book 128, at Page 121; and that certain Mortgage and Security Agreement dated April 1, 1977, recorded in Official Records Book 128, at Page 249; as such Mortgages were consolidated pursuant to that certain Mortgage Consolidation Agreement dated December 17, 1981, recorded December 30, 1981 in Official Records Book 178, at Page 238; of the Public Records of Washington County, Florida, as heretofore or hereafter modified and amended (the "Mortgage").

2. Those certain Financing Statements (the "Financing Statement") recorded April 10, 1987 in Official Records Book 0233 at Page 1977, and Continuation thereof recorded March 20, 1992 in Official Records Book 0254 at Page 0310; and Financing Statement recorded June 27, 1992 in Official Records Book 0255, Page 1795, of the Public Records of Washington County, Florida;

     WHEREAS, the Mortgagor, as owner of the mortgage premises (the "Owner"), has requested the Mortgagee to release the premises hereinafter described, being part of the mortgaged premises, from the lien and operation of the above-described Mortgage and Financing Statement.

     NOW, THEREFORE, Mortgagee, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Owner at the time of execution hereof, the receipt of which is hereby acknowledged, does remise, release, quit-claim, exonerate and discharge from the lien and operation of the above-described Mortgage and Financing Statement the real property described as follows:

             SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF

     TO HAVE AND TO HOLD same, with appurtenances, to the Owner freed, exonerated and discharged of and from the lien of the foregoing Mortgage and Financing Statement, and every part hereof; provided always, nevertheless, that nothing herein contained shall in anywise impair, alter or diminish the effect, lien or encumbrance of the foregoing Mortgage and Financing Statement on the remaining part of the mortgaged premises not hereby released therefrom or any of the rights and remedies of the holder hereof.


                                                                          [Seal]

Signed, sealed and delivered
 in the presence of:                     YASAWA HOLDING, N.V.,
                                         company organized under the laws of
                                         the Netherlands Antilles
/s/ Sharon Hummerhielm
--------------------------
Witness Sharon Hummerhielm
                                         By:/s/ Rudy M. Gram
                                         ---------------------------------------
/s/ Nancy Roche                          RUDY M. GRAM, Attorney-In-Fact
--------------------------               49 Shores Boulevard,
Witness Nancy Roche                      St. Augustine, FL 32086



STATE OF FLORIDA
COUNTY OF DADE

     The foregoing instrument was acknowledged before me this 13th day of November, 1997, by RUDY M. GRAM, Attorney-In-Fact for YASAWA HOLDING, N.V., a company organized under the laws of the Netherlands Antilles, on behalf of the corporation. He is personally known to me.


                                          /s/ Nancy Roche
                                          -------------------------------------
                                          Notary Public

                                   EXHIBIT "A"
                            WASHINGTON COUNTY FLORIDA
                                  WARRANTY DEED

Those certain Lots and Blocks lying in and being a part of SUNNY HILLS UNIT ONE, according to the plat thereof, as recorded in Plat Book 2, Pages 9 through 27, inclusive of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  01                0002             0005              01-0002-0005
                  01                0010             0011              01-0010-0011
                  01                0036             0011              01-0036-0011
                  01                0050             0024              01-0050-0024
                  01                0057             0001              01-0057-0001
                  01                0057             0008              01-0057-0008
                  01                0057             0009              01-0057-0009
                  01                0072             0011              01-0072-0011
                  01                0077             0003              01-0077-0003
                  01                0079             0021              01-0079-0021
                  01                0089             0006              01-0089-0006
                  01                0089             0016              01-0089-0016
                  01                0101             0002              01-0101-0002
                  01                0102             0008              01-0102-0008
                  01                0102             0009              01-0102-0009
                  01                0103             0001              01-0103-0001
                  01                0107             0004              01-0107-0004
                  01                0127             0006              01-0127-0006
                  01                0127             0012              01-0127-0012
                  01                0130             0015              01-0130-0015
                  01                0130             0016              01-0130-0016
                  01                0137             0001              01-0137-0001

Those certain Lots and Blocks lying in and being a part of SUNNY HILLS UNIT TWO, according to the plat thereof, as recorded in Plat Book 2, Pages 28 through 37, inclusive of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  02                0214             0019              02-0214-0019
                  02                0214             0020              02-0214-0020
                  02                0220             0025              02-0220-0025
                  02                0230             0017              02-0230-0017
                  02                0236             0031              02-0236-0031
                  02                0240             0050              02-0240-0050
                  02                0241             0019              02-0241-0019
                  02                0241             0020              02-0241-0020
                  02                0247             0018              02-0247-0018
                  02                0248             0001              02-0248-0001

                                   EXHIBIT "A"
                            WASHINGTON COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  02                0249             0003              02-0249-0003
                  02                0250             0003              02-0250-0003
                  02                0250             0004              02-0250-0004
                  02                0251             0007              02-0251-0007
                  02                0263             0025              02-0263-0025

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
THREE, according to the plat thereof, as recorded in Plat Book 2, Pages 38 through 41, inclusive of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  03                0293             0006              03-0293-0006

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
FOUR, according to the plat thereof, as recorded in Plat Book 2, Pages 42 through 54, inclusive of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  04                0140             0001              04-0140-0001
                  04                0140             0007              04-0140-0007
                  04                0144             0023              04-0144-0023
                  04                0166             0004              04-0166-0004
                  04                0172             0021              04-0172-0021
                  04                0173             0008              04-0173-0008
                  04                0180             0014              04-0180-0014
                  04                0180             0022              04-0180-0022

Those certain Lots and Blocks lying in and being a part of SUNNY HILLS UNIT SIX, according to the plat thereof, as recorded in Plat Book 2, Pages 60 through 76, inclusive of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  06                0341             0007              06-0341-0007
                  06                0395             0036              06-0395-0036

                                   EXHIBIT "A"
                            WASHINGTON COUNTY FLORIDA
                                  WARRANTY DEED

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
SEVEN, according to the plat thereof, as recorded in Plat Book 2, Pages 77 through 86, inclusive of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  07                0435             0004              07-0435-0004
                  07                0438             0013              07-0438-0013
                  07                0444             0005              07-0444-0005

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
EIGHT, according to the plat thereof, as recorded in Plat Book 2, Pages 88 through 101, inclusive of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  08                0530             0007              08-0530-0007

Those certain Lots and Blocks lying in and being a part of SUNNY HILLS UNIT TEN, according to the plat thereof, as recorded in Plat Book 2, Pages 108 through 118, inclusive of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  10                0573             0025              10-0573-0025
                  10                0588             0049              10-0588-0049
                  10                0612             0005              10-0612-0005

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
ELEVEN, according to the plat thereof, as recorded in Plat Book 2, Pages 120 through 128, inclusive of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  11                0749             0006              11-0749-0006
                  11                0750             0002              11-0750-0002
                  11                0750             0003              11-0750-0003
                  11                0750             0004              11-0750-0004
                  11                0751             0024              11-0751-0024
                  11                0751             0026              11-0751-0026
                  11                0752             0011              11-0752-0011
                  11                0756             0022              11-0756-0022
                  11                0756             0026              11-0756-0026

                                   EXHIBIT "A"
                            WASHINGTON COUNTY FLORIDA
                                  WARRANTY DEED

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  11                0756             0027              11-0756-0027
                  11                0767             0017              11-0767-0017
                  11                0767             0018              11-0767-0018
                  11                0778             0042              11-0778-0042
                  11                0778             0043              11-0778-0043
                  11                0778             0045              11-0778-0045
                  11                0820             0019              11-0820-0019

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
TWELVE, according to the plat thereof, as recorded in Plat Book 2, Pages 129 through 138, inclusive of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  12                1058             0010              12-1058-0010

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
SIXTEEN, according to the plat thereof, as recorded in Plat Book 3, Pages 50 through 58, inclusive of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  16                0787             0018              16-0787-0018
                  16                0787             0026              16-0787-0026
                  16                0787             0027              16-0787-0027
                  16                0792             0012              16-0792-0012
                  16                0806             0011              16-0806-0011
                  16                0810             0019              16-0810-0019

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
SEVENTEEN, according to the plat thereof, as recorded in Plat Book 3, Pages 59 through 63, inclusive of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  17                1189             0001              17-1189-0001

                                   EXHIBIT "A"
                            WASHINGTON COUNTY FLORIDA
                                  WARRANTY DEED

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
NINETEEN, according to the plat thereof, as recorded in Plat Book 3, Pages 65 through 79, inclusive of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               TAX I.D. NUMBER
                  ----              -----            ---               ---------------
                  19                0113             0011              19-0113-0011
                  19                0138             0020              19-0138-0020
                  19                0265             0030              19-0265-0030
                  19                0265             0031              19-0265-0031
                  19                0265             0033              19-0265-0033
                  19                0281             0018              19-0281-0018
                  19                1076             0003              19-1076-0003
                  19                1079             0018              19-1079-0018
                  19                1080             0011              19-1080-0011
                  19                1081             0009              19-1081-0009

PREPARED BY AND RETURN TO:
FIVE POINTS TITLE SERVICES CO., INC.
by Nancy Roche
999 Brickell Avenue, Suite 700
Miami, Florida 33131

MARION COUNTY/Lot Exchange
No.  100 (f)

               PARTIAL RELEASE OF MORTGAGE AND FINANCING STATEMENT
               ---------------------------------------------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, YASAWA HOLDING, N.V., a company organized under the laws of the Netherlands Antilles, is the owner and holder of the following described Mortgage and Financing Statement from THE DELTONA CORPORATION, a Delaware corporation, DLIC, INC., DELAINCO., INC., DELTONA LAND & INVESTMENT CORP., DELDADE INC. f/k/a Deltampa, Inc., DELTONA CONSTRUCTION COMPANY, INC., f/k/a Deltona's Mackle-Built Construction Company, Inc., and THREE SEASONS CORPORATION, all Florida corporations (collectively, "Mortgagor"):


1. That certain Mortgage and Security Agreement dated April 1, 1977, recorded June 7, 1977 in Official Records Book 812, at Page 60; and that certain Mortgage and Security Agreement dated April 1, 1977, recorded June 7, 1977 in Official Records Book 812, at Page 185; as such Mortgages were consolidated pursuant to that certain Mortgage Consolidation Agreement dated December 17, 1981, recorded December 29, 1981 in Official Records Book 1093, at Page 1429; of the Public Records of Marion County, Florida, as heretofore or hereafter modified and amended (the "Mortgage").

2. Those certain Financing Statements (the "Financing Statement") recorded April 8, 1987 in Official Records Book 1418 at Page 1170, and Continuation thereof recorded March 20, 1992 in Official Records Book 1815 at Page 1578; and Financing Statement recorded June 28, 1992 in Official Records Book 1850, Page 1094, of the Public Records of Marion County, Florida;

     WHEREAS, the Mortgagor, as owner of the mortgage premises (the "Owner"), has requested the Mortgagee to release the premises hereinafter described, being part of the mortgaged premises, from the lien and operation of the above-described Mortgage and Financing Statement.

     NOW, THEREFORE, Mortgagee, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Owner at the time of execution hereof, the receipt of which is hereby acknowledged, does remise, release, quit-claim, exonerate and discharge from the lien and operation of the above-described Mortgage and Financing Statement the real property described as follows:


             SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF

     TO HAVE AND TO HOLD same, with appurtenances, to the Owner freed, exonerated and discharged of and from the lien of the foregoing Mortgage and Financing Statement, and every part hereof; provided always, nevertheless, that nothing herein contained shall in anywise impair, alter or diminish the effect, lien or encumbrance of the foregoing Mortgage and Financing Statement on the remaining part of the mortgaged premises not hereby released therefrom or any of the rights and remedies of the holder hereof.


                                                                          [Seal]

Signed, sealed and delivered
 in the presence of:                     YASAWA HOLDING, N.V.,
                                         company organized under the laws of
                                         the Netherlands Antilles
/s/ Sharon Hummerhielm
--------------------------
Witness Sharon Hummerhielm
                                         By:/s/ Rudy M. Gram
                                         ---------------------------------------
/s/ Nancy Roche                          RUDY M. GRAM, Attorney-In-Fact
--------------------------               49 Shores Boulevard,
Witness Nancy Roche                      St. Augustine, FL 32086



STATE OF FLORIDA
COUNTY OF DADE

     The foregoing instrument was acknowledged before me this 13th day of November, 1997, by RUDY M. GRAM, Attorney-In-Fact for YASAWA HOLDING, N.V., a company organized under the laws of the Netherlands Antilles, on behalf of the corporation. He is personally known to me.


                                          /s/ Nancy Roche
                                          -------------------------------------
                                          Notary Public

                         EXHIBIT "A" - LEGAL DESCRIPTION
                               LOT EXCHANGE TRUST
                               ------------------
MARION OAKS
-----------

Those certain Lots and Blocks lying in and being a part of MARION OAKS UNIT 6, according to the Plat thereof, as recorded in Plat Book 0, Pages 107 through 139, inclusive, of the Public Records of Marion County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               PARCEL IDENTIFICATION NO.
                  ----              -----            ---               -------------------------
                  6                 337              5                 8006-0337-05
                  6                 630              2                 8006-0630-02
                  6                 630              3                 8006-0630-03
                  6                 635              1                 8006-0635-01
                  6                 635              4                 8006-0635-04
                  6                 635              5                 8006-0635-05
                  6                 673              10                8010-0673-10

Those certain Lots and Blocks lying in and being a part of MARION OAKS UNIT 7, according to the Plat thereof, as recorded in Plat Book 0, Pages 140 through 153, inclusive, of the Public Records of Marion County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               PARCEL IDENTIFICATION NO.
                  ----              -----            ---               -------------------------
                  7                 1095             2                 8007-1095-02
                  7                 1099             2                 8007-1099-02
                  7                 1099             4                 8007-1099-04
                  7                 1099             5                 8007-1099-05

Those certain Lots and Blocks lying in and being a part of MARION OAKS UNIT 9, according to the Plat thereof, as recorded in Plat Book 0, Pages 164 through 193, inclusive, of the Public Records of Marion County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               PARCEL IDENTIFICATION NO.
                  ----              -----            ---               -------------------------
                  9                 1133             16                8009-1133-16
                  9                 1142             1                 8009-1142-01
                  9                 1142             10                8009-1142-10
                  9                 1142             11                8009-1142-11
                  9                 1142             12                8009-1142-12
                  9                 1193             6                 8009-1193-06
                  9                 1214             3                 8009-1214-03

Those certain Lots and Blocks lying in and being a part of MARION OAKS UNIT 12, according to the Plat thereof, as recorded in Plat Book 0, Pages 225 through 236 inclusive, of the Public Records of Marion County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               PARCEL IDENTIFICATION NO.
                  ----              -----            ---               -------------------------
                  12                1412             18                8012-1412-18
                  12                1412             22                8012-1412-22

PREPARED BY AND RETURN TO:
FIVE POINTS TITLE SERVICES CO., INC.
by Nancy Roche
999 Brickell Avenue, Suite 700
Miami, Florida 33131

WASHINGTON COUNTY/Lot Exchange
No.  100 (g)

               PARTIAL RELEASE OF MORTGAGE AND FINANCING STATEMENT
               ---------------------------------------------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, YASAWA HOLDING, N.V., a company organized under the laws of the Netherlands Antilles, is the owner and holder of the following described Mortgage and Financing Statement from THE DELTONA CORPORATION, a Delaware corporation, DLIC, INC., DELAINCO., INC., DELTONA LAND & INVESTMENT CORP., DELDADE INC. f/k/a Deltampa, Inc., DELTONA CONSTRUCTION COMPANY, INC., f/k/a Deltona's Mackle-Built Construction Company, Inc., and THREE SEASONS CORPORATION, all Florida corporations (collectively, "Mortgagor"):

1. That certain Mortgage and Security Agreement dated April 1, 1977, recorded in Official Records Book 128, at Page 121; and that certain Mortgage and Security Agreement dated April 1, 1977, recorded in Official Records Book 128, at Page 249; as such Mortgages were consolidated pursuant to that certain Mortgage Consolidation Agreement dated December 17, 1981, recorded December 30, 1981 in Official Records Book 178, at Page 238; of the Public Records of Washington County, Florida, as heretofore or hereafter modified and amended (the "Mortgage").

2. Those certain Financing Statements (the "Financing Statement") recorded April 10, 1987 in Official Records Book 0233 at Page 1977, and Continuation thereof recorded March 20, 1992 in Official Records Book 0254 at Page 0310; and Financing Statement recorded June 27, 1992 in Official Records Book 0255, Page 1795, of the Public Records of Washington County, Florida;

     WHEREAS, the Mortgagor, as owner of the mortgage premises (the "Owner"), has requested the Mortgagee to release the premises hereinafter described, being part of the mortgaged premises, from the lien and operation of the above-described Mortgage and Financing Statement.

     NOW, THEREFORE, Mortgagee, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Owner at the time of execution hereof, the receipt of which is hereby acknowledged, does remise, release, quit-claim, exonerate and discharge from the lien and operation of the above-described Mortgage and Financing Statement the real property described as follows:

             SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF

     TO HAVE AND TO HOLD same, with appurtenances, to the Owner freed, exonerated and discharged of and from the lien of the foregoing Mortgage and Financing Statement, and every part hereof; provided always, nevertheless, that nothing herein contained shall in anywise impair, alter or diminish the effect, lien or encumbrance of the foregoing Mortgage and Financing Statement on the remaining part of the mortgaged premises not hereby released therefrom or any of the rights and remedies of the holder hereof.


                                                                          [Seal]

Signed, sealed and delivered
 in the presence of:                     YASAWA HOLDING, N.V.,
                                         company organized under the laws of
                                         the Netherlands Antilles
/s/ Sharon Hummerhielm
--------------------------
Witness Sharon Hummerhielm
                                         By:/s/ Rudy M. Gram
                                         ---------------------------------------
/s/ Nancy Roche                          RUDY M. GRAM, Attorney-In-Fact
--------------------------               49 Shores Boulevard,
Witness Nancy Roche                      St. Augustine, FL 32086



STATE OF FLORIDA
COUNTY OF DADE

     The foregoing instrument was acknowledged before me this 13th day of November, 1997, by RUDY M. GRAM, Attorney-In-Fact for YASAWA HOLDING, N.V., a company organized under the laws of the Netherlands Antilles, on behalf of the corporation. He is personally known to me.


                                          /s/ Nancy Roche
                                          -------------------------------------
                                          Notary Public

                         EXHIBIT "A" - LEGAL DESCRIPTION
                               LOT EXCHANGE TRUST
                               ------------------
SUNNY HILLS
-----------

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
SEVEN, according to the Plat thereof, as recorded in Plat Book 2, Pages 77 through 86, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               PARCEL IDENTIFICATION NO.
                  ----              -----            ---               -------------------------
                  7                 416              20                07-20-0416
                  7                 416              22                07-22-0416
                  7                 416              23                07-23-0416
                  7                 416              35                07-35-0416
                  7                 416              36                07-36-0416
                  7                 458              11                07-11-0458
                  7                 458              12                07-12-0458
                  7                 458              15                07-15-0458
                  7                 460              4                 07-05-0460

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
EIGHT, according to the Plat thereof, as recorded in Plat Book 2, Pages 88 through 101, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               PARCEL IDENTIFICATION NO.
                  ----              -----            ---               -------------------------
                  8                 519              6                 08-06-0519
                  8                 526              12                08-12-0526
                  8                 537              5                 08-05-0537
                  8                 538              11                08-11-0538
                  8                 542              3                 08-03-0542

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
NINE, according to the Plat thereof, as recorded in Plat Book 2, Pages 103 through 107, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               PARCEL IDENTIFICATION NO.
                  ----              -----            ---               -------------------------
                  9                 545              2                 09-02-0545
                  9                 547              31                09-31-0547
                  9                 554              3                 09-03-0554

Those certain Lots and Blocks lying in and being a part of SUNNY HILLS UNIT TEN, according to the Plat thereof, as recorded in Plat Book 2, Pages 108 through 118, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               PARCEL IDENTIFICATION NO.
                  ----              -----            ---               -------------------------
                  10                584              3                 10-03-0584
                  10                584              29                10-29-0584
                  10                585              8                 10-08-0585
                  10                585              9                 10-09-0585
                  10                585              16                10-16-0585
                  10                586              1                 10-01-0586
                  10                586              4                 10-04-0586
                  10                586              13                10-13-0586
                  10                586              19                10-19-0586
                  10                613              16                10-16-0613
                  10                614              2                 10-02-0614

                         EXHIBIT A - LEGAL DESCRIPTION
                               LOT EXCHANGE TRUST
                               ------------------
SUNNY HILLS (CONTINUED)
-----------------------

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
ELEVEN, according to the Plat thereof, as recorded in Plat Book 2, Pages 120 through 128, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:

                  UNIT              BLOCK            LOT               PARCEL IDENTIFICATION NO.
                  ----              -----            ---               -------------------------
                  11                743              54                11-54-0743
                  11                749              23                11-23-0749
                  11                752              6                 11-06-0752
                  11                767              1                 11-01-0767
                  11                768              10                11-10-0768
                  11                768              11                11-11-0768
                  11                768              12                11-12-0768
                  11                768              13                11-13-0768
                  11                768              19                11-19-0768
                  11                769              10                11-10-0769
                  11                769              11                11-11-0769
                  11                769              12                11-12-0769
                  11                769              13                11-13-0769
                  11                771              17                11-17-0771
                  11                775              11                11-11-0775
                  11                775              12                11-11-0775
                  11                777              4                 11-04-0777
                  11                778              5                 11-05-0778
                  11                778              6                 11-06-0778
                  11                778              32                11-32-0778
                  11                779              1                 11-01-0779
                  11                779              8                 11-08-0779
                  11                779              10                11-10-0779
                  11                779              11                11-11-0779
                  11                779              12                11-12-0779
                  11                781              7                 11-07-0781
                  11                781              19                11-19-0781
                  11                781              20                11-20-0781
                  11                781              21                11-21-0781
                  11                784              6                 11-06-0784
                  11                785              4                 11-04-0785
                  11                786              3                 11-03-0786
                  11                786              4                 11-04-0786
                  11                786              10                11-10-0786
                  11                815              7                 11-07-0815
                  11                815              28                11-28-0815
                  11                816              41                11-41-0816
                  11                820              10                11-10-0820
                  11                820              11                11-11-0820
                  11                820              12                11-12-0820
                  11                820              13                11-13-0820
                  11                822              44                11-44-0822

                         EXHIBIT "A" - LEGAL DESCRIPTION
                               LOT EXCHANGE TRUST
                               ------------------
SUNNY HILLS(CONTINUED)
----------------------

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
TWELVE, according to the Plat thereof, as recorded in Plat Book 2, Pages 129 through 138, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:


         Unit     Block    Lot      Parcel Identification No.
         ----     -----    ---      -------------------------
         12       999      7        12-07-0999
         12       999      19       12-19-0999
         12       1000     1        12-01-1000
         12       1000     3        12-03-1000
         12       1000     8        12-08-1000
         12       1000     11       12-11-1000
         12       1001     8        12-08-1001
         12       1001     9        12-09-1001
         12       1001     12       12-12-1001
         12       1001     19       12-19-1001
         12       1001     24       12-24-1001
         12       1001     27       12-27-1001
         12       1002     1        12-01-1002
         12       1002     2        12-02-1002
         12       1002     3        12-03-1002
         12       1002     10       12-10-1002
         12       1002     11       12-11-1002
         12       1003     12       12-12-1003
         12       1003     15       12-15-1003
         12       1003     16       12-16-1003
         12       1003     20       12-20-1003
         12       1003     21       12-21-1003
         12       1003     22       12-22-1003
         12       1003     23       12-23-1003
         12       1003     24       12-24-1003
         12       1004     6        12-06-1004
         12       1004     7        12-07-1004
         12       1004     8        12-08-1004
         12       1004     9        12-09-1004
         12       1004     12       12-12-1004
         12       1004     13       12-13-1004
         12       1005     3        12-03-1005
         12       1005     4        12-04-1005
         12       1005     5        12-05-1005
         12       1005     6        12-06-1005
         12       1005     9        12-09-1005
         12       1005     11       12-11-1005
         12       1005     22       12-22-1005
         12       1006     3        12-03-1006
         12       1006     13       12-13-1006
         12       1007     3        12-03-1007
         12       1007     11       12-11-1007
         12       1007     12       12-12-1007
         12       1007     13       12-13-1007
         12       1007     17       12-17-1007
         12       1007     18       12-18-1007
         12       1007     19       12-19-1007
         12       1007     20       12-20-1007
         12       1007     23       12-23-1007
         12       1007     25       12-25-1007
         12       1008     19       12-19-1008
         12       1008     20       12-20-1008
         12       1008     37       12-37-1008

                         EXHIBIT "A" - LEGAL DESCRIPTION
                               LOT EXCHANGE TRUST
                               ------------------
SUNNY HILLS(CONTINUED)
----------------------

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
SIXTEEN, according to the Plat thereof, as recorded in Plat Book 3, Pages 50 through 58, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:

                  Unit              Block            Lot               Parcel Identification No.
                  ----              -----            ---               -------------------------
                  16                596              11                16-11-0596
                  16                637              22                16-22-0637
                  16                787              14                16-14-0787
                  16                788              7                 16-07-0788
                  16                788              8                 16-08-0788
                  16                788              9                 16-09-0788
                  16                788              11                16-11-0788
                  16                791              1                 16-01-0791
                  16                791              22                16-22-0791
                  16                791              23                16-23-0791
                  16                793              6                 16-06-0793
                  16                793              7                 16-07-0793
                  16                801              7                 16-07-0801
                  16                801              12                16-12-0801
                  16                805              5                 16-05-0805
                  16                806              1                 16-01-0806
                  16                809              1                 16-01-0809
                  16                810              16                16-16-0810
                  16                812              1                 16-01-0812
                  16                814              31                16-31-0814

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
NINETEEN, according to the Plat thereof, as recorded in Plat Book 3, Pages 65 through 79, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:

                  Unit              Block            Lot               Parcel Identification No.
                  ----              -----            ---               -------------------------
                  19                1075             17                19-17-1075
                  19                1083             4                 19-04-1083